Contingent liabilities and financial commitments	12 Months Ended
Dec. 31, 2022
Disclosure of contingent liabilities [abstract]
Contingent liabilities and financial commitments
31 Contingent liabilities and financial commitments
1.The Group is subject to contingencies pursuant to requirements that it complies with relevant laws, regulations and standards.
2.Failure to comply could result in restrictions in operations, damages, fines, increased tax, increased cost of compliance, interest charges, reputational damage or other sanctions. These matters are inherently difficult to quantify. In cases where the Group has an obligation as a result of a past event existing at the balance sheet date, if it is probable that an outflow of economic resources will be required to settle the obligation and if the amount of the obligation can be reliably estimated, a provision will be recognised based on best estimates and management judgement.
3.There are, however, contingent liabilities in respect of litigation, taxes in some countries and guarantees for which no provisions have been made.
General Litigation Overview
4.There are a number of legal and regulatory actions, proceedings and claims against Group companies related to tobacco and New Category products that are pending in a number of jurisdictions. These proceedings include, among other things, claims for personal injury (both individual claims and class actions) and claims for economic loss arising from the treatment of smoking- and health-related diseases (such as medical recoupment claims brought by local governments).
5.The plaintiffs in these cases seek recovery on a variety of legal theories, including negligence, strict liability in tort, design defect, failure to warn, fraud, misrepresentation, violations of unfair and deceptive trade practices statutes, conspiracy, public nuisance, medical monitoring and violations of competition and antitrust laws. The plaintiffs seek various forms of relief, including compensatory and, where available, punitive damages, treble or multiple damages and statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, attorneys’ fees, and injunctive and other equitable relief.
6.Although alleged damages often are not determinable from a complaint, and the law governing the pleading and calculation of damages varies from jurisdiction to jurisdiction, compensatory and punitive damages have been specifically pleaded in a number of cases, sometimes in amounts ranging into the hundreds of millions and even hundreds of billions of sterling.
7.The Group has successfully managed tobacco-related litigation, and a very high percentage of the tobacco-related litigation claims brought against them, including Engle progeny cases, continue to be dismissed at or before trial. Based on their experience in tobacco-related litigation and the strength of the defences available to them in such litigation, the Group’s companies believe that their successful defence of tobacco-related litigation in the past will continue in the future.
8.It is the policy of the Group to defend tobacco-related litigation claims vigorously; generally, Group companies do not settle such claims. However, Group companies may enter into settlement discussions in certain cases, if they believe it is in their best interests to do so. Exceptions to this approach include, but are not limited to, actions taken pursuant to ‘offer of judgment’ statutes and Filter Cases, as defined below. An ‘offer of judgment,’ if rejected by the plaintiff, preserves the Group’s right to recover attorneys’ fees under certain statutes in the event of a verdict favourable to the Group. Such offers are sometimes made through court-ordered mediations. Other settlements by Group companies include the State Settlement Agreements (as defined in paragraph 40 below), the funding by various tobacco companies of a US$5.2 billion (approximately £4.3 billion) trust fund contemplated by the Master Settlement Agreement (as described in paragraph 40 below) to benefit tobacco growers, the original Broin flight attendant case, and most of the Engle progeny cases pending in U.S. federal court, after the initial docket of over 4,000 such cases was reduced to approximately 400 cases. The Group believes that the circumstances surrounding these claims are readily distinguishable from the current categories of tobacco-related litigation claims involving Group companies.
9.Although the Group intends to defend all pending cases vigorously, and believes that the Group’s companies have valid bases for appeals of adverse verdicts and valid defences to all actions, and that an outflow of resources related to any individual case is not considered probable, litigation is subject to many uncertainties, and, generally, it is not possible to predict the outcome of any particular litigation pending against Group companies, or to reasonably estimate the amount or range of any possible loss. Furthermore, a number of political, legislative, regulatory and other developments relating to the tobacco industry and cigarette smoking have received wide media attention. These developments may negatively affect the outcomes of tobacco-related legal actions and encourage the commencement of additional similar litigation. Therefore, the Group does not provide estimates of the financial effect of the contingent liabilities represented by such litigation, as such estimates are not practicable.
10.The following table lists the categories of the tobacco-related actions pending against Group companies as at 31 December 2022 and the increase or decrease from the number of cases pending against Group companies as at 31 December 2021. Details of the quantum of past judgments awarded against Group companies, the majority of which are under appeal, are also identified along with any settlements reached during the relevant period. Given the volume and more active nature of the Engle progeny cases and the Filter Cases in the U.S. described below, and the fluctuation in the number of such cases and amounts awarded from year to year, the Group presents judgment or settlement figures for these cases on a three-year basis. Where no quantum is identified, either no judgment has been awarded against a Group company, or where a verdict has been reached no quantification of damages has been given, or no settlement has been entered into. Further details on the judgments, damages quantification and settlements are included within the case narratives below. For a discussion of the non-tobacco related litigation pending against the Group, see note 31, paragraph 82, et seq.

Case Type	Notes	Case Numbers as at 31 December 2022 (note 31(a))	Case Numbers as at 31 December 2021 (note 31(a))	Change in Number Increase/(decrease)
U.S. tobacco-related actions
Medical reimbursement cases	31(b)	2	2	No change
Class actions	31(c)	20	20	No change
Individual smoking and health cases	31(d)	206	222	(16)
Engle Progeny Cases	31(e)	665	1,071	(406)
Broin II Cases	31(f)	1,183	1,200	(17)
Filter Cases	31(g)	46	46	No change
State Settlement Agreements – Enforcement and Validity	31(h)	1	2	(1)
Non-U.S. tobacco-related actions
Medical reimbursement cases		18	19	(1)
Class actions	31(i)	12	12	No change
Individual smoking and health cases	31(j)	51	68	(17)
(Note 31(a)) This includes cases to which the Reynolds American Inc. (Reynolds American) group companies were a party at such date.
(Note 31(b)) This category of cases includes the Department of Justice action. See note 31, paragraphs 20-23.
(Note 31(c)) See note 31, paragraphs 24-37.
(Note 31(d)) See note 31, paragraphs 38-39.
(Note 31(e)) See note 31, paragraphs 28-37.
(Note 31(f)) See note 31, paragraph 39.
(Note 31(g)) See note 31, paragraph 39.
(Note 31(h)) See note 31, paragraphs 40-54.
(Note 31(i)) Outside the United States, there are 12 class actions being brought against Group companies as at 31 December 2022. These include class actions in the following jurisdictions: Canada (11) and Venezuela (1). For a description of the Group companies’ class actions, see note 31, paragraphs 69-80. For a description of the Quebec Class Actions, see note 31, paragraph 75. All of the class actions in Canada are currently stayed pursuant to a court order. See note 31, paragraph 57.
(Note 31(j)) As at 31 December 2022, the jurisdictions with the most active individual cases against Group companies were, in descending order: Brazil (17), Chile (11), Italy (9), Canada (5), Argentina (5) and Ireland (2). There were a further two jurisdictions with one active case only. Out of these 51 active individual cases, as at 31 December 2022 there were two cases in Argentina that have resulted in pending unfavourable judgments. In one case, damages were awarded totalling ARS 685,976 (approximately £3,200) in compensatory damages and ARS 2,500,000 (approximately £11,700) in punitive damages, with post-judgment interest totalling approximately ARS 5,288,000 (approximately £25,000), while in the other case, compensatory damages were awarded totalling ARS 2,850,000 (approximately £13,400), with post-judgment interest totalling approximately ARS 92,638,000 (approximately £435,000). Both judgments are currently on appeal.
11.Certain terms and phrases used in this note 31 may require some explanation.
a)    ‘Judgment’ or ‘final judgment’ refers to the final decision of the court resolving the dispute and determining the rights and obligations of the parties. At the trial court level, for example, a final judgment generally is entered by the court after a jury verdict and after post-verdict motions have been decided. In most cases, the losing party can appeal a verdict only after a final judgment has been entered by the trial court.
b)    ‘Damages’ refers to the amount of money sought by a plaintiff in a complaint, or awarded to a party by a jury or, in some cases, by a judge. ‘Compensatory damages’ are awarded to compensate the prevailing party for actual losses suffered, if liability is proved. In cases in which there is a finding that a defendant has acted wilfully, maliciously or fraudulently, generally based on a higher burden of proof than is required for a finding of liability for compensatory damages, a plaintiff also may be awarded ‘punitive damages’. Although damages may be awarded at the trial court stage, a losing party may be protected from paying any damages until all appellate avenues have been exhausted by posting a supersedeas bond. The amount of such a bond is governed by the law of the relevant jurisdiction and generally is set at the amount of damages plus some measure of statutory interest, modified at the discretion of the appropriate court or subject to limits set by a court or statute.
c)    ‘Settlement’ refers to certain types of cases in which cigarette manufacturers, including R. J. Reynolds Tobacco Co. (RJRT), Brown & Williamson Tobacco Corporation (now known as Brown & Williamson Holdings, Inc.) (B&W), and Lorillard Tobacco Company (Lorillard Tobacco), have agreed to resolve disputes with certain plaintiffs without resolving the cases through trial.
d)    All sums set out in note 31 have been converted to GBP and US$ using the following end closing rates: GBP 1 to US$ 1.2029, GBP 1 to CAD$ 1.6299, GBP 1 to EUR 1.1271, GBP 1 to BRL 6.3510, GBP 1 to AOA 613.3401, GBP 1 to NGN 703.8799, GBP 1 to KRW 1,521.0700, GBP 1 to HRK 8.4921, GBP 1 to JPY 158.7166, GBP 1 to QAR 4.3807, GBP 1 to SAR 4.5205, GBP 1 to ARS 213.0510, GBP 1 to MZN 77.0999 and GBP 1 to EGP 29.7778.
U.S. Tobacco Litigation
12.Group companies, notably RJRT (individually and as successor by merger to Lorillard Tobacco) and B&W as well as other leading cigarette manufacturers, are defendants in a number of product liability cases. In a number of these cases, the amounts of compensatory and punitive damages sought are significant.
13.The total number of U.S. tobacco product liability cases pending as at 31 December 2022 involving RJRT, B&W and/or Lorillard Tobacco was approximately 2,140.
14.Since many of these pending cases seek unspecified damages, it is not possible to quantify the total amounts being claimed, but the aggregate amounts involved in such litigation are significant, possibly totalling billions of U.S. dollars. The cases fall into four broad categories: medical reimbursement cases; class actions; individual cases; and other claims.
15.RJRT (individually and as successor by merger to Lorillard Tobacco), American Snuff Co., Santa Fe Natural Tobacco Company, Inc. (SFNTC), R.J. Reynolds Vapor Company (RJR Vapor), Reynolds American, Lorillard Inc., other Reynolds American affiliates and indemnitees, including but not limited to B&W (collectively, the Reynolds Defendants), believe that they have valid defences to the tobacco-related litigation claims against them, as well as valid bases for appeal of adverse verdicts against them. The Reynolds Defendants have, through their counsel, filed pleadings and memoranda in pending tobacco-related litigation that set forth and discuss a number of grounds and defences that they and their counsel believe have a valid basis in law and fact.
16.Scheduled trials. Trial schedules are subject to change, and many cases are dismissed before trial. In the U.S., there are 48 cases, exclusive of Engle progeny cases, scheduled for trial as at 31 December 2022 through 31 December 2023, for the Reynolds Defendants: 35 individual smoking and health cases, 11 Filter Cases, and two other cases. There are also approximately 77 Engle progeny cases against RJRT (individually and as successor to Lorillard Tobacco) and B&W scheduled for trial through 31 December 2023. It is not known how many of these cases will actually be tried.
17.Trial results. From 1 January 2020 through 31 December 2022, 44 trials occurred in individual smoking and health, Engle progeny, and patent cases in which the Reynolds Defendants were defendants, including nine where mistrials were declared. Verdicts in favour of the Reynolds Defendants and, in some cases, other defendants, were returned in eight cases, tried in Florida (5), Oregon (1), and Massachusetts (2). Verdicts in favour of the plaintiffs were returned in 23 cases, tried in Florida (18), Massachusetts (1), New Mexico (1), Oregon (2) and North Carolina (1). Three of the cases (in Florida) were dismissed during trial. One of the cases (in Florida) was a punitive damages re-trial.
(a) Medical Reimbursement Cases
18.These civil actions seek to recover amounts spent by government entities and other third-party providers on healthcare and welfare costs claimed to result from illnesses associated with smoking.
19.As at 31 December 2022, one U.S. medical reimbursement suit (Crow Creek Sioux Tribe v. American Tobacco Co., filed in 1997) was pending against RJRT, B&W and Lorillard Tobacco in a Native American tribal court in South Dakota. The plaintiffs seek to recover actual and punitive damages, restitution, funding of a clinical cessation programme, funding of a corrective public education programme, and disgorgement of unjust profits from sales to minors. There has been no recent activity in this case, and no other medical reimbursement suits are pending against these companies by county or other political subdivisions of the states.

U.S. Department of Justice Action
20.On 22 September 1999, the U.S. Department of Justice (DOJ) brought an action in the U.S. District Court for the District of Columbia against various industry members, including RJRT, B&W, Lorillard Tobacco, B.A.T Industries p.l.c. (Industries) and Investments (United States v. Philip Morris USA Inc.). The DOJ initially sought (i) recovery of certain federal funds expended in providing health care to smokers who developed alleged smoking-related diseases and (ii) equitable relief under the civil provisions of the Racketeer Influenced and Corrupt Organizations Act (RICO), including (a) disgorgement of roughly US$280 billion (approximately £232.8 billion) in profits allegedly earned from a purported racketeering ‘enterprise’ - a remedy the U.S. Court of Appeals for the DC Circuit ruled in February 2005 was not available - and (b) certain ‘corrective communications’. In September 2000, the district court dismissed Industries for lack of personal jurisdiction and dismissed the health care cost recovery claims.
21.After a roughly nine-month non-jury trial of the remaining RICO claims, the district court issued its Final Judgment and Remedial Order (the Remedial Order) on 17 August 2006. That order found certain defendants, including RJRT, B&W, Lorillard Tobacco and Investments, had violated RICO, imposed financial penalties and enjoined the defendants from committing future racketeering acts, participating in certain trade organisations, making misrepresentations concerning smoking and health and youth marketing, and using certain brand descriptors such as ‘low tar’, ‘light’, ‘ultra-light’, ‘mild’ and ‘natural’. The Remedial Order also required the defendants to issue ‘corrective communications’ on five subjects, including smoking and health and addiction, and to comply with further undertakings, including maintaining websites of historical corporate documents and disseminating certain marketing information on a confidential basis to the government. In addition, the district court placed restrictions on the defendants’ ability to dispose of certain assets for use in the United States, unless the transferee agrees to abide by the terms of the district court’s order.
22.The parties appealed and cross-appealed and, on 22 May 2009, the DC Circuit affirmed the district court’s RICO liability judgment but vacated the Remedial Order in part and remanded for further factual findings and clarification as to whether liability should be imposed against B&W, based on changes in the nature of B&W’s business operations (including the extent of B&W’s control over tobacco operations). The DC Circuit also remanded three other discrete issues relating to the injunctive remedies, including for the district court ‘to reformulate’ the injunction on the use of low-tar descriptors ‘to exempt foreign activities that have no substantial, direct, and foreseeable domestic effects,’ and for the district court to evaluate whether corrective communications could be required at point-of-sale displays (which requirement the DC Circuit vacated). On 28 June 2010, the U.S. Supreme Court denied the parties' petitions for further review.

23.On 22 December 2010, the district court dismissed B&W from the litigation. Due to intervening changes in controlling law, on 28 March 2011, the district court ruled that the Remedial Order no longer applied to Investments prospectively, and for this reason, Investments would not have to comply with any of the remaining injunctive remedies. In November 2012, the district court entered an order setting forth the text of the corrective statements and directed the parties to engage in discussions with the Special Master to implement them. After various proceedings and appeals, the district court in October 2017 ordered RJRT and the other U.S. tobacco company defendants to fund the publication of compelled public statements in various U.S. media outlets, including in newspapers, on television, on the companies’ websites, and in onserts on cigarette packaging. The compelled public statements in newspapers and on television were completed in 2018 and in package onserts in mid-2020. The compelled public statements now also appear on RJRT websites. The final issue regarding corrective statements was their display at retail point of sale. On 6 December 2022, the district court entered a consent order requiring the tobacco company defendants to have the compelled public statements posted at retail point of sale from October 2023 through June 2025.
(b) Class Actions
24.As at 31 December 2022, RJRT, B&W and Lorillard Tobacco were named as defendants in two actions asserting claims on behalf of putative classes of persons allegedly injured or financially impacted by their smoking, and SFNTC was named in 17 putative class actions relating to the use of the words ‘natural’, ‘100% additive-free’ or ‘organic’ in Natural American Spirit advertising and promotional materials. If the classes are or remain certified, separate trials may be needed to assess individual plaintiffs’ damages. Among the pending class actions, 16 specified the amount of the claim in the complaint and alleged that the plaintiffs were seeking in excess of US$5 million (approximately £4.16 million) and one that alleged that the plaintiffs were seeking less than US$75,000 (approximately £62,349) per class member plus unspecified punitive damages.

No Additive/Natural/Organic Claim Cases
25.A total of 17 pending putative class actions were filed in nine U.S. federal district courts against SFNTC, a subsidiary of Reynolds American, which cases generally allege, in various combinations, violations of state deceptive and unfair trade practice statutes, and claim state common law fraud, negligent misrepresentation, and unjust enrichment based on the use of descriptors such as ‘natural’, ‘organic’ and ‘100% additive-free’ in the marketing, labelling, advertising, and promotion of SFNTC’s Natural American Spirit brand cigarettes. In these actions, the plaintiffs allege that the use of these terms suggests that Natural American Spirit brand cigarettes are less harmful than other cigarettes and, for that reason, violated state consumer protection statutes or amounted to fraud or a negligent or intentional misrepresentation. The actions seek various categories of recovery, including economic damages, injunctive relief (including medical monitoring and cessation programmes), interest, restitution, disgorgement, treble and punitive damages, and attorneys’ fees and costs. In April 2016, the U.S. Judicial Panel on Multidistrict Litigation (JPML) consolidated the 16 cases pending at that time for pre-trial purposes before a federal district court in New Mexico, and a later-filed case was transferred there for pre-trial purposes in 2018. On 21 December 2017, that court granted the defendants’ motion to dismiss in part, dismissing a number of claims with prejudice, and denied it in part. The district court conducted a five-day hearing on the motion for class certification and on the motion challenging the admissibility of expert opinion testimony in December 2020. The parties filed post-hearing briefs in January 2021 and filed proposed findings of fact and conclusions of law in February 2021. A decision is pending.
Other Putative Class Actions
26.Jones v. American Tobacco Co. is a putative class action filed in December 1998 in the Circuit Court, Jackson County, Missouri, against various U.S. cigarette manufacturers, including RJRT, B&W, Lorillard Tobacco and certain parent companies. The action was brought by a plaintiff on behalf of a putative class of Missouri tobacco product users and purchasers alleging that the plaintiffs’ use of the defendants’ tobacco products has caused them to become addicted to nicotine, and seeking an unspecified amount of compensatory and punitive damages. There is currently no activity in this case.
27.Young v. American Tobacco Co. is a putative class action filed in November 1997 in the Circuit Court, Orleans Parish, Louisiana against various U.S. cigarette manufacturers, including RJRT, B&W, Lorillard Tobacco and certain parent companies. This action was brought on behalf of a putative class of Louisiana residents who, though not themselves cigarette smokers, have been exposed to second-hand smoke from cigarettes manufactured by the defendants, and who allegedly suffered injury as a result of that exposure. The action seeks an unspecified amount of compensatory and punitive damages. In March 2016, the court entered an order staying the case, including all discovery, pending the completion of an ongoing smoking cessation programme ordered by the court in a now-concluded Louisiana state court certified class action, Scott v. American Tobacco Co.

Engle Class Action and Engle Progeny Cases (Florida)
28.In July 1998, trial began in Engle v. R. J. Reynolds Tobacco Co., a then-certified class action filed in Circuit Court, Miami-Dade County, Florida, against U.S. cigarette manufacturers, including RJRT, B&W, Lorillard Tobacco and Lorillard Inc. The then-certified class consisted of Florida citizens and residents, and their survivors, who suffered from smoking-related diseases that first manifested between 5 May 1990, and 21 November 1996, and were caused by an addiction to cigarettes. In July 1999, the jury in this Phase I found against RJRT, B&W, Lorillard Tobacco, Lorillard Inc. and the other defendants on common issues relating to the defendants’ conduct, general causation, the addictiveness of cigarettes, and entitlement to punitive damages.
29.In July 2000, the jury in Phase II awarded the class a total of approximately US$145 billion (approximately £120.5 billion) in punitive damages, apportioned US$36.3 billion (approximately £30.2 billion) to RJRT, US$17.6 billion (approximately £14.6 billion) to B&W, and US$16.3 billion (approximately £13.6 billion) to Lorillard Tobacco and Lorillard Inc. The three class representatives in the Engle class action were awarded US$13 million (approximately £10.8 million) in compensatory damages.
30.This decision was appealed and ultimately resulted in the Florida Supreme Court in December 2006 decertifying the class and allowing judgments entered for only two of the three Engle class representatives to stand and setting aside the punitive damages award. The court preserved certain of the jury’s Phase I findings, including that cigarettes can cause certain diseases, nicotine is addictive, and defendants placed defective cigarettes on the market, breached duties of care, concealed health-related information and conspired. Putative Engle class members were permitted to file individual lawsuits, deemed ‘Engle progeny cases’, against the Engle defendants, within one year of the Supreme Court’s decision (subsequently extended to 11 January 2008).
31.During 2015, RJRT and Lorillard Tobacco, together with Philip Morris USA Inc. (PM USA), settled virtually all of the Engle progeny cases then pending against them in federal district court. The total amount of the settlement was US$100 million (approximately £83.1 million) divided as follows: RJRT US$42.5 million (approximately £35.3 million); PM USA US$42.5 million (approximately £35.3 million); and Lorillard Tobacco US$15 million (approximately £12.5 million). The settlement covered more than 400 federal Engle progeny cases but did not cover 12 federal progeny cases previously tried to verdict and then pending on post-trial motions or appeal, and two federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs.
32.As at 31 December 2022, there were approximately 665 Engle progeny cases pending in which RJRT, B&W and/or Lorillard Tobacco have all been named as defendants and served. These cases include claims by or on behalf of 838 plaintiffs. In addition, as at 31 December 2022, RJRT was aware of five additional Engle progeny cases that have been filed but not served. The number of pending cases fluctuates for a variety of reasons, including voluntary and involuntary dismissals. Voluntary dismissals include cases in which a plaintiff accepts an ‘offer of judgment’ from RJRT and/or RJRT’s affiliates and indemnitees. An offer of judgment, if rejected by the plaintiff, preserves the offering party's right to seek attorneys’ fees under Florida law in the event of a favourable verdict. Such offers are sometimes made through court-ordered mediations.
33. 31 trials occurred in Engle progeny cases in Florida state and federal courts against RJRT, B&W and/or Lorillard Tobacco from 1 January 2020 through 31 December 2022, and additional state court trials are scheduled for 2023.
34.The following chart identifies the number of trials in Engle progeny cases as at 31 December 2022 and additional information about the adverse judgments entered:
Trials/verdicts/judgments of individual Engle progeny cases from 1 January 2020 through 31 December 2022:

Total number of trials	31
Number of trials resulting in plaintiffs’ verdicts	16 **
Total damages awarded in final judgments against RJRT	US$92,934,000 (approximately £77 million)
Amount of overall damages comprising ‘compensatory damages’ (approximately)	US$57,869,000 (of overall US$92,934,000 ) (approximately £48 million of £77 million)
Amount of overall damages comprising ‘punitive damages’ (approximately)	US$35,065,000 (of overall US$92,934,000) (approximately £29 million of £77 million)
Note:
**    Of the 16 trials resulting in plaintiffs’ verdicts 1 January 2020 to 31 December 2022 (note 31(k)):

Number of adverse judgments appealed by RJRT (note 31(l))	12
Number of adverse judgments, in which RJRT still has time to file an appeal	2
Number of adverse judgments in which an appeal was not, and can no longer be, sought	2
Appeals of individual Engle progeny cases 1 January 2020 to 31 December 2022:
Number of adverse judgments appealed by RJRT (note 31(m))	13
(Note 31(k)) The 31 trials include two cases that were tried twice (Yount v. R.J. Reynolds Tobacco Co. and Rutkowski v. R. J. Reynolds Tobacco Co.). In each case, the first trial resulted in mistrial, while the second resulted in a verdict for plaintiff. The 31 cases also include one trial that resulted in a plaintiff verdict, but a new trial was ordered (Leidinger v. R. J. Reynolds Tobacco Co.).
(Note 31(l)) Of the 12 adverse verdicts appealed by RJRT as a result of judgments arising in the period 1 January 2020 to 31 December 2022:
a.eight appeals remain undecided in the District Courts of Appeal;
b.two appeals were decided and/or closed in the District Court of Appeals;
c.one judgment was affirmed and paid; and
d.there was one appeal in which the case was resolved and appeal dismissed.
(Note 31(m)) In addition to the 12 cases discussed in note 31(l), RJRT appealed one additional case during the 1 January 2020 to 31 December 2022 period, the original plaintiff verdict of which was returned in November 2019.

35.By statute, Florida applies a US$200 million (approximately £166.3 million) bond cap to all Engle progeny cases in the aggregate. Individual bond caps for any given Engle progeny case vary depending on the number of judgments in effect at a given time. Judicial attempts by several plaintiffs in the Engle progeny cases to challenge the bond cap as violating the Florida Constitution have failed. In addition, bills have been introduced in sessions of the Florida legislature that would eliminate the Engle progeny bond cap, but those bills have not been enacted as at 31 December 2022.
36.In 2022, RJRT paid judgments in 11 Engle progeny cases. Those payments totalled US$13.2 million (approximately £11.0 million) in compensatory or punitive damages. Additional costs were paid in respect of attorneys’ fees and statutory interest.
37.In addition, accruals for damages and attorneys’ fees and statutory interest for 14 cases and three resolution bundles (Konzelman v. R. J. Reynolds Tobacco Co., Ledo v. R. J. Reynolds Tobacco Co., Blackwood v. R. J. Reynolds Tobacco Co., Lane v. R. J. Reynolds Tobacco Co., McKeehan v. R. J. Reynolds Tobacco Co., Woodley v. R. J. Reynolds Tobacco Co., Rodriguez v. R. J. Reynolds Tobacco Co., French v. R. J. Reynolds Tobacco Co., Rembe v. R. J. Reynolds Tobacco Co., Canady v. R. J. Reynolds Tobacco Co., Redburn v. R. J. Reynolds Tobacco Co., Phelps v. R. J. Reynolds Tobacco Co., Wlasiuk v. R. J. Reynolds Tobacco Co., Leidinger v. R. J. Reynolds Tobacco Co., the Gary Williams Engle progeny bundle, the Ogle/Wiggins Child Engle progeny bundle, and the Ogle Engle progeny bundle) were recorded in Reynolds American’s consolidated balance sheet as at 31 December 2022 to the value of approximately US$53 million (approximately £44.1 million).
(c) Individual Cases
38.As at 31 December 2022, 206 individual cases were pending in the United States against RJRT, B&W and/or Lorillard Tobacco. This category of cases includes smoking and health cases alleging personal injuries caused by tobacco use or exposure brought by or on behalf of individual plaintiffs based on theories of negligence, strict liability, breach of express or implied warranty, and violations of state deceptive trade practices or consumer protection statutes. The plaintiffs seek to recover compensatory damages, attorneys’ fees and costs, and punitive damages. The category does not include the Engle progeny cases, Broin II cases, and Filter Cases discussed above and below. One of the individual cases is brought by or on behalf of an individual or his/her survivors alleging personal injury as a result of exposure to Environmental Tobacco Smoke (ETS).
39.The following chart identifies the number of individual cases pending as at 31 December 2022 as against the number pending as at 31 December 2021, along with the number of Engle progeny cases, Broin II cases, and Filter Cases, which are discussed further below.

Case Type	U.S. Case Numbers 31 December 2022	U.S. Case Numbers 31 December 2021	Change in Number Increase / (Decrease)
Individual Smoking and Health Cases (note 31(n))	206	222	(16)
Engle Progeny Cases (Number of Plaintiffs) (note 31(o))	665 (838)	1,071 (1,304)	(406) (466)
Broin II Cases (note 31(p))	1,183	1,200	(17)
Filter Cases (note 31(q))	46	46	No change
(Note 31(n)) Out of the 206 pending individual smoking and health cases, nine have received adverse verdicts or judgments in the court of first instance or on appeal, and the total amount of those verdicts or judgments is approximately US$60.0 million (approximately £49.9 million).
(Note 31(o)) The number of Engle progeny cases will fluctuate as cases are dismissed or if any of the dismissed cases are appealed. Please see earlier table in paragraph 34.
(Note 31(p)) Broin v. Philip Morris, Inc. was a class action filed in Circuit Court in Miami-Dade County, Florida in 1991 and brought on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to ETS in airplane cabins. In October 1997, RJRT, B&W, Lorillard Tobacco and other cigarette manufacturer defendants settled Broin, agreeing to pay a total of US$300 million (approximately £249 million) in three annual US$100 million (approximately £83.1 million) instalments, allocated among the companies by market share, to fund research on the early detection and cure of diseases associated with tobacco smoke. It also required those companies to pay a total of US$49 million (approximately £40.7 million) for the plaintiffs’ counsel’s fees and expenses. RJRT’s portion of these payments was approximately US$86 million (approximately £71.5 million); B&W’s was approximately US$57 million (approximately £47.4 million); and Lorillard Tobacco’s was approximately US$31 million (approximately £25.8 million). The settlement agreement, among other things, limits the types of claims class members may bring and eliminates claims for punitive damages. The settlement agreement also provides that, in individual cases by class members that are referred to as Broin II lawsuits, the defendants will bear the burden of proof with respect to whether ETS can cause certain specifically enumerated diseases, referred to as ‘general causation’. With respect to all other liability issues, including whether an individual plaintiff’s disease was caused by his or her exposure to ETS in airplane cabins, referred to as ‘specific causation’, individual plaintiffs will bear the burden of proof. On 7 September 1999, the Florida Supreme Court approved the settlement. There have been no Broin II trials since 2007. There have been periodic efforts to activate cases and the Group expects this to continue over time.
(Note 31(q)) Includes claims brought against Lorillard Tobacco and Lorillard Inc. by individuals who seek damages resulting from their alleged exposure to asbestos fibres that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 60 years ago. Pursuant to a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material. As at 31 December 2022, Lorillard Tobacco and/or Lorillard Inc. was a defendant in 46 Filter Cases. Since 1 January 2020, Lorillard Tobacco and RJRT have paid, or have reached agreement to pay, a total of approximately US$22.3 million (approximately £18.5 million) in settlements to resolve 84 Filter Cases.
(d) State Settlement Agreements
40.In November 1998, the major U.S. cigarette manufacturers, including RJRT, B&W and Lorillard Tobacco, entered into the Master Settlement Agreement (MSA) with attorneys general representing 46 U.S. states, the District of Columbia and certain U.S. territories and possessions. These cigarette manufacturers previously settled four other cases, brought on behalf of Mississippi, Florida, Texas and Minnesota, by separate agreements with each state (collectively and with the MSA, the ‘State Settlement Agreements’).
41.These State Settlement Agreements settled all health care cost recovery actions brought by, or on behalf of, the settling jurisdictions; released the defending major U.S. cigarette manufacturers from various additional present and potential future claims; imposed future payment obligations in perpetuity on RJRT, B&W, Lorillard Tobacco and other major U.S. cigarette manufacturers; and placed significant restrictions on their ability to market and sell cigarettes and smokeless tobacco products. In accordance with the MSA, various tobacco companies agreed to fund a US$5.2 billion (approximately £4.3 billion) trust fund to be used to address the possible adverse economic impact of the MSA on tobacco growers.
42.RJRT and SFNTC are subject to the substantial payment obligations under the State Settlement Agreements. Payments under the State Settlement Agreements are subject to various adjustments for, among other things, the volume of cigarettes sold, relative market share, operating profit and inflation. Reynolds American’s operating subsidiaries’ expenses and payments under the State Settlement Agreements for 2019, 2020, 2021 and 2022 and the projected expenses and payments for 2023 and onwards are set forth below (in millions of U.S. dollars)*:

	2019	2020	2021	2022	2023	2024 and thereafter
Settlement expenses	$2,762	$3,572	$3,420	$2,951
Settlement cash payments	$2,918	$2,848	$3,744	$3,129
Projected settlement expenses					>$2,800	>$2,800
Projected settlement cash payments					>$3,000	>$2,800
Note:
*    Subject to adjustments for changes in sales volume, inflation, operating profit and other factors. Payments are allocated among the companies on the basis of relative market share or other methods.
43.The State Settlement Agreements have materially adversely affected RJRT’s shipment volumes. Reynolds American believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of Reynolds American and RJRT in future periods. The degree of the adverse impact will depend, among other things, on the rate of decline in U.S. cigarette sales in the premium and value categories, RJRT’s share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.
44.In addition, the MSA includes an adjustment that potentially reduces the annual payment obligations of RJRT, Lorillard Tobacco and the other signatories to the MSA, known as ‘Participating Manufacturers’ (PMs). Certain requirements, collectively referred to as the ‘Adjustment Requirements’, must be satisfied before the Non-Participating Manufacturers (NPM) Adjustment for a given year is available: (i) an Independent Auditor must determine that the PMs have experienced a market share loss, beyond a triggering threshold, to those manufacturers that do not participate in the MSA (such non-participating manufacturers being referred to as NPMs); and (ii) in a binding arbitration proceeding, a firm of independent economic consultants must find that the disadvantages of the MSA were a significant factor contributing to the loss of market share. This finding is known as a significant factor determination.
45.When the Adjustment Requirements are satisfied, the MSA provides that the NPM Adjustment applies to reduce the annual payment obligation of the PMs. However, an individual settling state may avoid its share of the NPM Adjustment if it had in place and diligently enforced during the entirety of the relevant year a ‘Qualifying Statute’ that imposes escrow obligations on NPMs that are comparable to what the NPMs would have owed if they had joined the MSA. In such event, the state’s share of the NPM Adjustment is reallocated to other settling states, if any, that did not have in place and diligently enforce a Qualifying Statute.
46.RJRT, Lorillard Tobacco and SFNTC are or were involved in the NPM Adjustment proceedings concerning the years 2003 to 2019. In 2012, RJRT, Lorillard Tobacco, and SFNTC entered into an agreement (the Term Sheet) with certain settling states that resolved accrued and future NPM adjustments. After an arbitration panel ruled in September 2013 that six states had not diligently enforced their qualifying statutes in the year 2003, additional states joined the Term Sheet. RJRT executed the NPM Adjustment Settlement Agreement on 25 September 2017 (which incorporated the Term Sheet). Since the NPM Adjustment Settlement Agreement was executed, an additional 11 states have joined. The arbitration panels ruled in September 2021 that two states had not diligently enforced their qualifying statutes in the year 2004. In September 2022, a panel also ruled that an additional state had not diligently enforced its qualifying statute in the year 2004. NPM proceedings are ongoing and could result in further reductions of the companies’ MSA-related payments.
47.On 18 January 2017, the State of Florida filed a motion to join Imperial Tobacco Group, PLC (ITG) as a defendant and to enforce the Florida State Settlement Agreement, which motion sought payment under the Florida State Settlement Agreement of approximately US$45 million (approximately £37.4 million) with respect to the four brands (Winston, Salem, Kool and Maverick) that were sold to ITG in the divestiture of certain assets, on 12 June 2015, by subsidiaries or affiliates of Reynolds American and Lorillard, to a wholly owned subsidiary of Imperial Brands plc (the Divestiture), referred to as the ‘Acquired Brands’. The motion also claimed future annual losses of approximately US$30 million per year (approximately £24.9 million) absent the court’s enforcement of the Florida State Settlement Agreement. The State’s motion sought, among other things, an order declaring that RJRT and ITG are in breach of the Florida Settlement Agreement and are required, jointly and severally, to make annual payments to the State under the Florida State Settlement Agreement with respect to the Acquired Brands. By order dated 30 March 2017, ITG was joined into the enforcement action. In addition, on 18 January 2017, PM USA filed a motion to enforce the Florida State Settlement Agreement asserting, among other things, that RJRT and ITG breached that agreement by failing to make settlement payments as to the Acquired Brands, which PM USA asserts improperly shifted settlement payment obligations to PM USA.
48.After a bench trial, on 27 December 2017 the court entered an order holding RJRT (not ITG) liable for annual settlement payments for the Acquired Brands, finding that ITG did not assume liability for annual settlement payments related to the Acquired Brands under the terms of the asset purchase agreement relating to the Divestiture. The court declined to enter final judgment until after resolution of the dispute between RJRT and PM USA regarding PM USA's assertion that the settlement payment obligations have been improperly shifted to PM USA. On 15 August 2018, the court entered a final judgment in the action (the Final Judgment). As a result of the Final Judgment, PM USA's challenge to RJRT's accounting assumptions related to the Acquired Brands was rendered moot, subject to reinstatement if ITG joins the Florida State Settlement Agreement or if the Final Judgment is reversed. On 29 August 2018, RJRT filed a notice of appeal on the Final Judgment. On 7 September 2018, PM USA filed a notice of appeal with respect to the court's ruling as to ITG. These appeals were consolidated pursuant to RJRT's motion on 1 October 2018. On 29 July 2020, Florida's Fourth District Court of Appeal affirmed the Final Judgment. On 12 August 2020, RJRT filed a motion for rehearing or for certification to the Florida Supreme Court of the 29 July 2020 decision. RJRT posted a total bond in the amount of US$187,797,139.83 (approximately £156.1 million) for its appeal. RJRT’s motion for rehearing or certification to the Florida Supreme Court was denied on 18 September 2020 and its motion for review was denied by the Florida Supreme Court on 18 December 2020. On 5 October 2020, RJRT satisfied the Final Judgment (approximately US$192,869,589.86 (approximately £160.3 million)) and paid approximately US$3.2 million (approximately £2.7 million) of Florida’s attorneys’ fees. RJRT's appellate bonds were released to RJRT by order dated 5 November 2020. As explained below, RJRT has secured an order in the Delaware action requiring ITG to indemnify it for amounts paid under the Final Judgment.
49.On 17 February 2017, ITG filed an action in the Delaware Court of Chancery seeking declaratory relief against Reynolds American and RJRT on various matters related to its rights and obligations under the asset purchase agreement (and related documents) relating to the Divestiture with respect to the subject of the Florida enforcement litigation described above. Reynolds American and RJRT filed counterclaims on the same issues. As a result of multiple rounds of cross-motions for judgment on the pleadings, the Delaware court ruled (i) that ITG’s obligation to use its reasonable best efforts to join the Florida Settlement Agreement did not terminate due to the closing of the asset purchase agreement relating to the Divestiture; (ii) that the asset purchase agreement does not entitle ITG to a unique protection from an equity-fee law that does not yet exist in a Previously Settled State; and (iii) that it would defer until after it received evidence related to the parties' intent in the asset purchase agreement, its determination of whether, to the extent RJRT is held liable for any settlement payments based on ITG's post-closing sales of the Acquired Brands, ITG assumed this liability. After discovery was completed in March 2022, the parties briefed cross-motions for summary judgment on that third issue. On 30 September 2022, the court granted summary judgment for Reynolds American and RJRT, holding that ITG assumed the liability that the Final Judgment imposed on RJRT for settlement payments to the State of Florida based on ITG's post-closing sales of the Acquired Brands. A second round of summary judgment briefing on the amount of indemnifiable damages is complete. A hearing on that issue is scheduled for 23 February 2023.

50.In June 2015, ITG joined the Mississippi State Settlement Agreement. On 26 December 2018, PM USA filed a motion to enforce the settlement agreement against RJRT and ITG alleging RJRT and ITG failed to act in good faith in calculating the base year net operating profits for the Acquired Brands, claiming damages of approximately US$6 million (approximately £5.0 million) through 2017. On 21 February 2019, the Chancery Court of Jackson County, Mississippi held a scheduling conference and issued a discovery schedule order. A hearing on PM USA’s motion to enforce, originally scheduled for 3-6 May 2021, was adjourned on consent of the parties to 11-12 August 2021. On 8 June 2021, PM USA and RJRT entered into a settlement agreement resolving the outstanding payment calculation issues. On 11 June 2021, the Mississippi Chancery Court entered an order withdrawing PM USA’s motion to enforce. On 14 June 2021, RJRT made a payment of US$5.1 million (approximately £4.2 million) to PM USA. On 3 December 2019, the State of Mississippi filed a notice of violation and motion to enforce the settlement agreement in the Chancery Court of Jackson County, Mississippi against RJRT, PM USA and ITG, seeking a declaration that the base year 1997 net operating profit to be used in calculating the Net Operating Profit Adjustment was not affected by the change in the federal corporate tax rate in 2018 from 35% to 21%, and an order requiring RJRT to pay the approximately US$5 million (approximately £4.2 million) difference in its 2018 payment because of this issue. Determination of this issue may affect RJRT’s annual payment thereafter. A hearing on Mississippi’s motion to enforce occurred on 6-7 October 2021. On 10 June 2022, the Mississippi Chancery Court granted the State's motion to enforce, finding that the base year 1997 net operating profit to be used in calculating the Net Operating Profit Adjustment was not affected by the change in the federal corporate tax rate in 2018. RJRT will appeal the motion to enforce. On 29 July 2022, the parties each submitted a supplemental briefing on damages, including interest and attorneys' fees. A hearing on damages was scheduled for 7 December 2022, however, the Court advised the parties that the hearing will be rescheduled for a date in 2023; the parties will confer to select a new date.
51.In January 2021, RJRT reached an agreement with several MSA states to waive RJRT’s claims under the MSA in connection with a settlement between those MSA states and a non-participating manufacturer, S&M Brands, Inc. (S&M Brands), under which the states released certain claims against S&M Brands in exchange for receiving a portion of the funds S&M Brands had deposited into escrow accounts in those states pursuant to the states’ escrow statutes. In consideration for waiving claims, RJRT, together with SFNTC, received approximately US$55.4 million (approximately £46.1 million) from the escrow funds paid to those MSA states under their settlement with S&M Brands.
52.On 27 May 2022, PM USA filed a motion to compel arbitration under the MSA against RJRT and ITG in North Carolina Superior Court claiming RJRT and ITG inaccurately calculated the base year net operating profits for the Acquired Brands and this improperly shifted approximately US$80 million (approximately £66.5 million) in MSA payment obligations from RJRT to PM USA, to date. On 7 June 2022, RJRT and PM USA negotiated a resolution of the MSA claims, in which RJRT agreed to, among other things, pay PM USA the sum of approximately US$37 million (approximately £30.8 million).

53.On 28 July 2022, the State of Iowa filed a motion to enforce the Consent Decree and MSA against the PMs asserting, among other things, claims for breach of contract and violations of the Iowa False Claims Act. Iowa seeks over US$130 million (approximately £108 million) in damages, as well as treble damages. The PMs filed their resistance to Iowa’s motion and a motion to compel arbitration on 26 September 2022. Iowa filed its resistance to the PMs’ motion to compel arbitration on 6 October 2022, and the PMs filed their reply on 31 October 2022. A hearing on the motion was held on 21 December 2022; a decision is pending.
54.On 29 November 2022, the State of New Mexico filed a complaint, or in the alternative, a motion to enforce the Consent Decree and MSA against the PMs asserting, among other things, claims for breach of contract and violations of New Mexico’s Unfair Practices Act. New Mexico seeks compensatory damages in an amount to be determined at trial, as well as treble damages, punitive damages, and declaratory and injunctive relief. The PMs’ deadline to answer or respond was 29 December 2022. On 15 December 2022, the PMs filed an opposed motion for an extension of deadlines and pages to file their response on 10 February 2023. New Mexico filed its response to the motion on 20 December 2022 and the PMs filed their reply on 30 December 2022. On 13 January 2023, the court granted the PMs’ motion to extend their deadline to file their response to 10 February 2023.
Tobacco-Related Litigation Outside the U.S.
55.As at 31 December 2022:
a)    medical reimbursement actions are being brought in Angola, Brazil, Canada, Nigeria and South Korea;
b)    class actions are being brought in Canada and Venezuela; and
c)    active tobacco product liability claims against the Group’s companies existed in 12 markets outside the U.S. The only markets with five or more claims were Argentina, Brazil, Canada, Chile, Nigeria and Italy.
(a) Medical reimbursement cases
Angola
56.In November 2016, BAT Angola affiliate Sociedade Unificada de Tabacos de Angola (SUT) was served with a collective action filed in the Provincial Court of Luanda, 2nd Civil Section, by the consumer association Associação Angolana dos Direitos do Consumidor (AADIC). The lawsuit seeks damages of AOA 800,000,000 (approximately £1.3 million) allegedly incurred by the Angolan Instituto Nacional do Controlo do Cancro (INCC) for the cost of treating tobacco-related disease, non-material damages allegedly suffered by certain individual smokers on the rolls of INCC, and the mandating of certain cigarette package warnings. SUT filed its answer to the claim on 5 December 2016. The case remains pending.

Canada
57.On 1 March 2019, the Quebec Court of Appeal handed down a judgment which largely upheld and endorsed the lower court’s previous decision in two Quebec class actions (the Quebec Class Actions), as further described below. The share of the judgment for Imperial, the Group’s operating company in Canada, is approximately CAD$9.2 billion (approximately £5.6 billion). As a result of this judgment, there were attempts by the Quebec plaintiffs to obtain payment out of the CAD $758 million (approximately £465 million) on deposit with the court. JTI-MacDonald Corp (a co-defendant in the cases) filed for creditor protection under the Companies’ Creditors Arrangement Act (the CCAA) on 8 March 2019. A court order to stay all tobacco litigation in Canada against all defendants (including RJRT and its affiliate R.J. Reynolds Tobacco International Inc. (collectively, the RJR Companies)) until 4 April 2019 was obtained, and the need for a mediation process to resolve all the outstanding litigation across the country was recognised. On 12 March 2019 Imperial filed for creditor protection under the CCAA. In its application Imperial asked the Ontario Superior Court to stay all pending or contemplated litigation against Imperial, certain of its subsidiaries and all other Group companies that were defendants in the Canadian tobacco litigation, including British American Tobacco p.l.c. (the Company), Investments, Industries and Carreras Rothmans Limited (collectively, the UK Companies). On 22 March 2019, Rothmans, Benson & Hedges Inc. also filed for CCAA protection and obtained a stay of proceedings (together with the other two stays, the Stays). The Stays are currently in place until 31 March 2023. While the Stays are in place, no steps are to be taken in connection with the Canadian tobacco litigation with respect to any of the defendants.
58.The below represents the state of the referenced litigation as at the advent of the Stays.
59.Following the implementation of legislation enabling provincial governments to recover health-care costs directly from tobacco manufacturers, 10 actions for recovery of health-care costs arising from the treatment of smoking- and health-related diseases have been brought. These proceedings name various Group companies as defendants, including the UK Companies and Imperial as well as the RJR Companies. Pursuant to the terms of the 1999 sale of RJRT’s international tobacco business to Japan Tobacco Incorporated (JTI), JTI has agreed to indemnify RJRT for all liabilities and obligations (including litigation costs) arising in respect of the Canadian recoupment actions. Subject to a reservation of rights, JTI has assumed the defence of the RJR Companies in these actions.

60.The 10 cases were proceeding in British Columbia, New Brunswick, Newfoundland and Labrador, Ontario, Quebec, Manitoba, Alberta, Saskatchewan, Nova Scotia and Prince Edward Island. The enabling legislation is in force in all 10 provinces. In addition, legislation has received Royal Assent in two of the three territories in Canada, but has yet to be proclaimed into force.
Canadian province: British Columbia
Act pursuant to which Claim was brought: Tobacco Damages and Health Care Costs Recovery Act 2000
Companies named as Defendants: Imperial, Investments, Industries, Carreras Rothmans Limited, the RJR Companies and other former Rothmans Group companies have been named as defendants and served.
Current stage: The defences of Imperial, Investments, Industries, Carreras Rothmans Limited and the RJR Companies have been filed, and document production and discoveries were ongoing. On 13 February 2017, the Province delivered an expert report dated October 2016, quantifying its damages in the amount of CAD$118 billion (approximately £72.4 billion). No trial date has been set. The federal government is seeking CAD$5 million (approximately £3.1 million) jointly from all the defendants in respect of costs pertaining to the third-party claim, now dismissed.
Canadian province: New Brunswick
Act pursuant to which Claim was brought: Tobacco Damages and Health Care Costs Recovery Act 2006
Companies named as Defendants: Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
Current stage: The defences of Imperial, the UK Companies and the RJR Companies have been filed and document production and discoveries are substantially complete. The most recent expert report filed by the Province estimated a range of damages between CAD$11.1 billion (approximately £6.8 billion) and CAD$23.2 billion (approximately £14.2 billion), including expected future costs. Following a motion to set a trial date, the New Brunswick Court of Queen’s Bench ordered that the trial commence on 4 November 2019. On 7 March 2019, the New Brunswick Court of Queen’s Bench released a decision which requires the Province to produce a substantial amount of additional documentation and data to the defendants. As a result, the original trial date of 4 November 2019 would have been delayed. No new trial date has been set.
Canadian province: Ontario
Act pursuant to which Claim was brought: Tobacco Damages and Health Care Costs Recovery Act 2009
Companies named as Defendants: Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
Current stage: The defences of Imperial, the UK Companies and the RJR Companies have been filed. The parties completed significant document production in the summer of 2017 and discoveries commenced in the autumn of 2018. On 15 June 2018, the Province delivered an expert report quantifying its damages in the range of CAD$280 billion (approximately £172 billion) – CAD$630 billion (approximately £387 billion) in 2016/2017 dollars for the period 1954 – 2060, and the Province amended the damages sought in its Statement of Claim to CAD$330 billion (approximately £202.5 billion). On 31 January 2019, the Province delivered a further expert report claiming an additional amount between CAD$9.4 billion (approximately £5.8 billion) and CAD$10.9 billion in damages (approximately £6.7 billion) in respect of ETS. No trial date has been set.

Canadian province: Newfoundland and Labrador
Act pursuant to which Claim was brought: Tobacco Health Care Costs Recovery Act 2001
Companies named as Defendants: Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
Current stage: This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the Province began its document production in March 2018. Damages have not been quantified by the Province. No trial date has been set.
Canadian province: Saskatchewan
Act pursuant to which Claim was brought: Tobacco Damages and Health Care Costs Recovery Act 2007
Companies named as Defendants: Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
Current stage: This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the Province has delivered a test shipment of documents. Damages have not been quantified by the Province. No trial date has been set.
Canadian province: Manitoba
Act pursuant to which Claim was brought: Tobacco Damages Health Care Costs Recovery Act 2006
Companies named as Defendants: Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
Current stage: This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and document production commenced. Damages have not been quantified by the Province. No trial date has been set.
Canadian province: Alberta
Act pursuant to which Claim was brought: Crown’s Right of Recovery Act 2009
Companies named as Defendants: Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
Current stage: This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the Province commenced its document production. The Province has stated its claim to be worth CAD$10 billion (approximately £6.1 billion). No trial date has been set.
Canadian province: Quebec
Act pursuant to which Claim was brought: Tobacco Related Damages and Health Care Costs Recovery Act 2009
Companies named as Defendants: Imperial, Investments, Industries, the RJR Companies and Carreras Rothmans Limited have been named as defendants and served.
Current stage: This case is at an early case management stage. The defences of Imperial, Investments, Industries, Carreras Rothmans Limited and the RJR Companies have been filed. Motions over admissibility of documents and damages discovery have been filed but not heard. The Province is seeking CAD$60 billion (approximately £36.8 billion). No trial date has been set.

Canadian province: Prince Edward Island
Act pursuant to which Claim was brought: Tobacco Damages and Health Care Costs Recovery Act 2009
Companies named as Defendants: Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
Current stage: This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the next step was expected to be document production, which the parties deferred for the time being. Damages have not been quantified by the Province. No trial date has been set.
Canadian province: Nova Scotia
Act pursuant to which Claim was brought: Tobacco Health Care Costs Recovery Act 2005
Companies named as Defendants: Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
Current stage: This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed. The Province provided a test document production in March 2018. Damages have not been quantified by the Province. No trial date has been set.
Nigeria
61.British American Tobacco (Nigeria) Limited (BAT Nigeria), the Company and Investments have been named as defendants in a medical reimbursement action by the federal government of Nigeria, filed on 6 November 2007 in the Federal High Court, and in similar actions filed by the Nigerian states of Kano (9 May 2007), Oyo (30 May 2007), Lagos (13 March 2008), Ogun (26 February 2008), and Gombe (17 October 2008) commenced in their respective High Courts. In the five cases that remain active, the plaintiffs seek a total of approximately 10.6 trillion Nigerian naira (approximately £15 billion) in damages, including special, anticipatory and punitive damages, restitution and disgorgement of profits, as well as declaratory and injunctive relief.
62.The suits claim that the state and federal government plaintiffs incurred costs related to the treatment of smoking-related illnesses resulting from allegedly tortious conduct by the defendants in the manufacture, marketing, and sale of tobacco products in Nigeria, and assert that the plaintiffs are entitled to reimbursement for such costs. The plaintiffs assert causes of action for negligence, negligent design, fraud and deceit, fraudulent concealment, breach of express and implied warranty, public nuisance, conspiracy, strict liability, indemnity, restitution, unjust enrichment, voluntary assumption of a special undertaking, and performance of another’s duty to the public.
63.The Company and Investments have made a number of challenges to the jurisdiction of the Nigerian courts. Such challenges are still pending (on appeal) against the federal government and the states of Lagos, Kano, Gombe and Ogun. The underlying cases are stayed or adjourned pending the final outcome of these jurisdictional challenges. In the state of Oyo, on 13 November 2015, and 24 February 2017, respectively, the Company’s and Investments’ jurisdictional challenges were successful in the Court of Appeal and the issuance of the writ of summons was set aside.

South Korea
64.In April 2014, Korea’s National Health Insurance Service (NHIS) filed a healthcare recoupment action against KT&G (a Korean tobacco company), PM Korea and BAT Korea (including BAT Korea Manufacturing). The NHIS is seeking damages of roughly 54 billion Korean Won (approximately £35.5 million) in respect of health care costs allegedly incurred by the NHIS treating patients with lung (small cell and squamous cell) and laryngeal (squamous cell) cancer between 2003 and 2012. Court hearings in the case, which constitute the trial, commenced in September 2014. On 20 November 2020, the court issued a judgment in favour of the defendants and dismissing all of the plaintiff’s claims. The NHIS filed an appeal of the judgment on 11 December 2020. Appellate proceedings commenced in June 2021 and remain ongoing.
Brazil
65.On 21 May 2019, the Federal Attorney’s Office (AGU) in Brazil filed an action in the Federal Court of Rio Grande do Sul against the Company, the BAT Group’s Brazilian subsidiary Souza Cruz LTDA (Souza Cruz), Philip Morris International, Philip Morris Brazil Indústria e Comércio LTDA and Philip Morris Brasil S/A (collectively, PMB), asserting claims for medical reimbursement for funds allegedly expended by the federal government as public health care expenses to treat 26 tobacco-related diseases over the last five years from the filing date and that will be expended in perpetuity during future years, including diseases allegedly caused both by cigarette smoking and exposure to ETS. The action includes a claim for moral damages allegedly suffered by Brazilian society to be paid into a public welfare fund. The action is for an unspecified amount of monetary compensation, as the AGU seeks a bifurcated action in which liability would be determined in the first phase followed by an evidentiary phase to ascertain damages.
66.On 19 July 2019, the trial court ordered that service of the action on the Company be effected via service on Souza Cruz. On 6 August 2019, Souza Cruz refused to receive service on behalf of the Company due to Souza Cruz’s lack of power to do so. On 7 August 2019, Souza Cruz was served with the complaint. On 19 August 2019, Souza Cruz filed an interlocutory appeal challenging the 19 July 2019 trial court order and requesting a stay of proceedings until the appeal is decided. On 20 August 2019, the trial court issued a new decision that vacated its 19 July 2019 order to reassess whether service of a foreign defendant via its Brazilian subsidiary constituted improper service. The appellate court, in response to the trial court's 20 August 2019 decision, ruled on 21 August 2019 that the interlocutory appeal previously filed by Souza Cruz was rendered moot. The AGU filed its submission in the trial court on 19 September 2019, and Souza Cruz filed a reply submission on 25 September 2019.
67.On 4 February 2020, following further submissions by the AGU and Souza Cruz, the trial court ruled that service of the Company via its Brazilian subsidiary constituted proper service, and ordered that defences be filed within 30 business days. On 18 February 2020, Souza Cruz filed an interlocutory appeal challenging this decision and requesting a stay of the deadline to file defences. The Company intervened in Souza Cruz's appeal effective 8 July 2020. On 15 July 2020, the appellate court denied the interlocutory appeal. Souza Cruz and the Company filed their respective defences on 12 May 2020. The appellate decision in the interlocutory appeal became final on 7 June 2021.
68.On 19 February 2021, the Associação de Controle do Tabagismo, Promoção da Saúde (ACT) filed a petition seeking to intervene in the case as amicus curiae. Souza Cruz, PMB and the Company filed responses (on 25 March 2021, 26 March 2021 and 20 August 2021, respectively) asserting that ACT's request should be rejected and/or in the alternative that the scope of ACT's intervention rights should be limited. On 13 May 2022, the trial court ordered the AGU to reply to the defences within 30 business days, and also permitted the ACT to intervene, limiting ACT's rights as amicus curiae to presenting technical and scientific opinions and participating in court hearings. The AGU submitted its reply on 5 July 2022. Souza Cruz, PMB and the Company submitted responses to the AGU's reply on 26 August 2022. On 19 May 2020, notice was sent to the Public Prosecutor’s Office (MPF) regarding the AGU’s request that the MPF join the action as a plaintiff. The MPF, via its response filed on 10 July 2020, declined to join the action as party, but will act as an ‘inspector of the law’, which enables MPF to express its opinion on case matters. On 10 October 2022, the MPF submitted an opinion on preliminary issues and evidence, which called for rejection of the defendants’ preliminary defences and the majority of the evidence requested by AGU and defendants. The court has not set a deadline for responses to the MPF’s submission.
(b) Class Actions
Canada
69.As described in paragraph 57, the Canadian tobacco litigation is currently stayed subject to court-ordered stays of proceeding (the Stays). The Stays are currently in place until 31 March 2023. While the Stays are in place, no steps are to be taken in connection with the Canadian tobacco litigation with respect to any of the defendants.
70.The below represents the state of the referenced litigation as at the advent of the Stays.
71.There are 11 class actions being brought in Canada against Group companies.
72.Knight Class Action: the Supreme Court of British Columbia certified a class of all consumers who purchased Imperial cigarettes in British Columbia bearing ‘light’ or ‘mild’ descriptors since 1974. The plaintiff is seeking compensation for amounts spent on ‘light and mild’ products and a disgorgement of profits from Imperial on the basis that the marketing of light and mild cigarettes was deceptive because it conveyed a false and misleading message that those cigarettes are less harmful than regular cigarettes.
73.On appeal, the appellate court confirmed the certification of the class, but limited any financial liability, if proven, to 1997 onward. Imperial’s third-party claim against the federal government was dismissed by the Supreme Court of Canada. The federal government is seeking a cost order of CAD$5 million (approximately £3.1 million) from Imperial relating to its now dismissed third-party claim. After being dormant for several years, the plaintiff delivered a Notice of Intention to Proceed, and Imperial delivered an application to dismiss the action for delay. The application was heard on 23 June 2017 and was dismissed on 23 August 2017. Notice to class members of certification was provided on 14 February 2018. As at the date of the Stays, the next steps were expected to include discovery-related ones.
74.Growers’ Class Action: in December 2009, Imperial was served with a proposed class action filed by Ontario tobacco farmers and the Ontario Flue-Cured Tobacco Growers’ Marketing Board. The plaintiffs allege that Imperial and the Canadian subsidiaries of Philip Morris International and JTI failed to pay the agreed domestic contract price to the growers used in products manufactured for the export market and which were ultimately smuggled back into Canada. JTI has sought indemnification pursuant to the JTI Indemnities (discussed below at paragraphs 131-132). The plaintiffs seek damages in the amount of CAD$50 million (approximately £30.7 million). Various preliminary challenges have been heard, the last being a motion for summary judgment on a limitation period. The motion was dismissed and ultimately, leave to appeal to the Ontario Court of Appeal was dismissed in November 2016. In December 2017, the plaintiffs proposed that the action proceed by way of individual actions as opposed to a class action. The defendants did not consent. As at the date of the Stays, the claim was in abeyance pending further action from the plaintiffs.
75.Quebec Class Actions: there are currently two smoking and health class actions in Quebec, certified by the Quebec Superior Court on 21 February 2005 against Imperial and two other domestic manufacturers. Judgment was rendered against the defendants on 27 May 2015. Pursuant to the judgment, the plaintiffs were awarded damages and interest against Imperial and the Canadian subsidiaries of Philip Morris International and JTI in the amount of CAD$15.6 billion (approximately £9.6 billion), most of which was on a joint and several basis, of which Imperial’s share was CAD$10.4 billion (approximately £6.4 billion). An appeal of the judgment was filed on 26 June 2015. The court also awarded provisional execution pending appeal of CAD$1,131 million (approximately £694 million), of which Imperial’s share was approximately CAD$742 million (approximately £455 million). This order was subsequently overturned by the Court of Appeal. Following the cancellation of the order for provisional execution, the plaintiffs filed a motion against Imperial and one other manufacturer seeking security in the amount of CAD$5 billion (approximately £3.1 billion) to guarantee, in whole or in part, the payment of costs of the appeal and the judgment. On 27 October 2015, the Court of Appeal ordered the parties to post security for the judgment in the amount of CAD$984 million (approximately £604 million), of which Imperial’s share was CAD$758 million (approximately £465 million) which amounts have been paid into court. Imperial's share was later recalculated by the Court of Appeal as CAD$759 million (approximately £465.7 million). On 1 March 2019, the trial judgment was upheld by a unanimous decision of the five-member panel of the Court of Appeal, with one exception being an amendment to the original interest calculation applied to certain portions of the judgment. The interest adjustment has resulted in the reduction of the total maximum award in the two cases to CAD$13.7 billion (approximately £8.4 billion) as at 1 March 2019, with Imperial’s share being reduced to approximately CAD$9.2 billion (approximately £5.6 billion).
76.Other Canadian Smoking and Health Class Actions: seven putative class actions, described below, have been filed against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies, in various Canadian provinces. In these cases, none of which have quantified their asserted damages, the plaintiffs allege claims based on fraud, fraudulent concealment, breach of warranty of merchantability, and of fitness for a particular purpose, failure to warn, design defects, negligence, breach of a ‘special duty’ to children and adolescents, conspiracy, concert of action, unjust enrichment, market share liability and violations of various trade practices and competition statutes. Pursuant to the terms of the 1999 sale of RJRT’s international tobacco business, and subject to a reservation of rights, JTI has assumed the defence of the RJR Companies in these seven actions (Semple, Kunka, Adams, Dorion, Bourassa, McDermid and Jacklin, discussed below).
77.In June 2009, four smoking and health class actions were filed in Nova Scotia (Semple), Manitoba (Kunka), Saskatchewan (Adams) and Alberta (Dorion) against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies. In Saskatchewan, the Company, Carreras Rothmans Limited and Ryesekks p.l.c. have been released from Adams, and the RJR Companies have brought a motion challenging the jurisdiction of the court. There are service issues in relation to Imperial and the UK Companies in Alberta and in relation to the UK Companies in Manitoba. The plaintiffs did not serve their certification motion materials and no dates for certification motions were set.
78.In June 2010, two further smoking and health class actions were filed in British Columbia (Bourassa and McDermid) against various Canadian and non-Canadian tobacco-related entities, including Imperial, the UK Companies and the RJR Companies. The UK Companies, Imperial, the RJR Companies and other defendants objected to jurisdiction. Subsequently, the Company, Carreras Rothmans Limited and Ryesekks p.l.c. were released from the actions. Imperial, Industries, Investments and the RJR Companies remain as defendants in both actions. The plaintiffs did not serve their certification motion materials and no dates for certification motions were set.
79.In June 2012, a smoking and health class action was filed in Ontario (Jacklin) against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies. The claim has been in abeyance.
Venezuela
80.In April 2008, the Venezuelan Federation of Associations of Users and Consumers (FEVACU) and Wolfang Cardozo Espinel and Giorgio Di Muro Di Nunno, acting as individuals, filed a class action against the Venezuelan government. The class action seeks regulatory controls on tobacco and recovery of medical expenses for future expenses of treating smoking-related illnesses in Venezuela. Both C.A Cigarrera Bigott Sucs. (Cigarrera Bigott), a Group subsidiary, and ASUELECTRIC, represented by its president Giorgio Di Muro Di Nunno (who had previously filed as an individual), have been admitted as third parties by the Constitutional Chamber of the Supreme Court of Justice. A hearing date for the action is yet to be scheduled. On 25 April 2017 and on 23 January 2018, Cigarrera Bigott requested the court to declare the lapsing of the class action due to no proceedings taking place in the case in over a year. A ruling on the matter is yet to be issued.
(c) Individual Tobacco-Related Personal Injury Claims
81.As at 31 December 2022, the jurisdictions with the most active individual cases against Group companies were, in descending order: Brazil (17), Chile (11), Italy (9), Canada (5), Argentina (5) and Ireland (2). There were a further two jurisdictions with one active case only. Out of these 51 active individual cases, as at 31 December 2022 there were two cases in Argentina that have resulted in pending unfavourable judgments. In one case, damages were awarded totalling ARS 685,976 (approximately £3,200) in compensatory damages and ARS 2,500,000 (approximately £11,700) in punitive damages, with post-judgment interest totalling approximately ARS 5,288,000 (approximately £25,000), while in the other case, compensatory damages were awarded totalling ARS 2,850,000 (approximately £13,400 ), with post-judgment interest totalling approximately ARS 92,638,000 (approximately £435,000). Both judgments are currently on appeal.
Non-Tobacco-Related Litigation
Vuse Litigation
82.On 22 July 2020, Nicholas Bernston filed a personal injury action in the Northern District of Oklahoma against JUUL Labs Inc. (JUUL), Altria Client Services, LLC, RJR Vapor, Reynolds American, and others. The complaint seeks damages for personal injuries (including pneumonia and acute respiratory failure) allegedly resulting from vaping on several theories, including strict liability, negligence, and breach of implied warranty of merchantability. On 5 August 2020, the Judicial Panel on Multidistrict Litigation entered a conditional transfer order transferring the case to the Northern District of California where this case now is a member case in the JUUL multidistrict litigation (MDL). On 13 October 2020, RJR Vapor and Reynolds American moved to dismiss the complaint or, in the alternative, for a stay or a suggestion of remand to the Northern District of Oklahoma. On 16 October 2020, the MDL court issued an order staying those motions to dismiss. The case will remain pending against Reynolds American and RJR Vapor, but they will not be subject to discovery or other pretrial obligations absent further order from the court.
83.On 11 January 2023, Camellia Chastain filed a putative class action complaint in the Middle District of Florida against RJRV. The complaint seeks damages arising from alleged discoloration and/or a burnt taste in Vuse Alto Golden Tobacco pods based on several theories, including state consumer protection statutes, false and misleading advertising, breach of warranty, negligent misrepresentation, fraud, and unjust enrichment. The complaint seeks to certify two classes, including a Florida class and a multi-state class from the states of North Carolina, South Carolina, Georgia, Alabama, and Mississippi. RJRV has not yet responded to the complaint.
Croatian Distributor Dispute
84.BAT Hrvatska d.o.o u likvidaciji and British American Tobacco Investments (Central and Eastern Europe) Limited are named as defendants in a claim by Mr Perica received on 22 August 2017 and brought before the commercial court of Zagreb, Croatia. Mr Perica seeks damages of HRK 408,000,000 (approximately £48 million) relating to a BAT Standard Distribution Agreement dating from 2005. BAT Hrvatska d.o.o and British American Tobacco Investments (Central and Eastern Europe) Ltd filed a reply to the statement of claim on 6 October 2017. A hearing had been scheduled to take place on 10 May 2018, but it was postponed due to a change of the judge hearing the case. The Commercial Court in Zagreb declared they do not have jurisdiction and that the competent court to hear this case is the Municipal Court in Zagreb. TDR d.o.o. is also named as the defendant in a claim by Mr Perica received on 30 April 2018 and brought before the commercial court of Zagreb, Croatia. Mr. Perica seeks payment in the amount of HRK 408,000,000 (approximately £48 million) claiming that BAT Hrvatska d.o.o. transferred a business unit to TDR d.o.o, thus giving rise to a liability of TDR d.o.o. for the debts incurred by BAT Hrvatska d.o.o, on the basis of the provisions of Croatian civil obligations law. A response to the statement of claim was filed on 30 May 2018. The Commercial Court in Zagreb declared they do not have jurisdiction and that the competent court to hear this case is the Municipal Court in Pula. Mr Perica filed an appeal against this decision which was rejected by the High Commercial Court of The Republic of Croatia confirming therewith that the competent court to hear this case is the Municipal Court in Pula. The Municipal Court in Zagreb has decided that the claims by Mr Perica initiated on 22 August 2017 and 30 April 2018 shall be heard as one case in front of the Municipal Court of Zagreb. After the two hearings have been held, the Municipal Court of Zagreb has appointed the court financial and auditing appraisal to determine the value of Mr Perica’s claim.
Patents and Trademark Litigation
85.Certain Group companies are party to a number of patent litigation cases and procedural challenges concerning the validity of patents owned by or licensed to them and/or the alleged infringement of third-parties’ patents.
86.On 22 June 2018, an affiliate of Philip Morris International (PMI) commenced proceedings against British American Tobacco Japan, Ltd. (BAT Japan) in the Japanese courts challenging the import, export, sale and offer of sale of the glo device and of the NeoStiks consumable in Japan at the time the claim was brought (and earlier models of the glo device), alleging that the glo devices directly infringe certain claims of two Japanese patents that have been issued to the PMI affiliate and that the NeoStiks indirectly infringe certain claims of those patents. On 17 January 2019, the PMI affiliate introduced new grounds of infringement, alleging that the glo device also infringes some other claims in the two PMI affiliate’s Japanese patents. Damages for the glo device and NeoStik are claimed in the court filing, to the amount of 100 million Yen (approximately £630,054). The PMI affiliate has also filed a request for injunction with respect to the glo device. BAT Japan denies infringement and is challenging the validity of the two PMI affiliate’s Japanese patents. On 30 November 2022, the Tokyo District Court dismissed both of the above claims of the PMI affiliate on the grounds that both of the above two PMI affiliate's Japanese patents lack inventive step and would be invalidated by a patent invalidation trial. The PMI affiliate has appealed against this judgment.
87.On 9 April 2020, Nicoventures Trading Limited (Nicoventures) commenced an action in the England and Wales High Court (Patents Court) against Philip Morris Products S.A. (PMP) for revocation against three divisional patents in the same family, of which PMP is the proprietor (a further divisional patent in the same family was added into the revocation action on 9 July 2020). On 12 May 2020 PMP filed its defence together with a counterclaim for patent infringement against Nicoventures and Investments concerning prototype examples or production samples of certain ‘glo’ tobacco heating devices. PMP are seeking an injunction and damages on commercial sales (and interest thereon). On 14 July 2021 the England and Wales High Court (Patents Court) handed down its judgment finding that the four divisional patents belonging to PMP were invalid and consequently, that PMP’s counterclaim for patent infringement against Nicoventures and Investments failed. PMP's appeal was heard in November 2022 and dismissed in December 2022.
88.On 11 February 2022, Nicoventures commenced an action in the England and Wales High Court (Patents Court) against PMP for revocation against one of PMP’s patents (a further divisional patent in the same family was added into the revocation action on 27 May 2022). On 22 August 2022, PMP counterclaimed for patent infringement against Nicoventures and Investments concerning certain ‘glo’ tobacco heating devices that comprise two inductive heating coils and their corresponding consumables. PMP are seeking an injunction and damages (plus interest thereon). The trial will be heard in March 2023.
89.On 28 May 2020, Altria Client Services LLC and U.S. Smokeless Tobacco Company LLC commenced proceedings against RJR Vapor before the U.S. District Court for the Middle District of North Carolina against the vapour products Vuse Vibe and Vuse Alto, and the tin used in the modern oral product Velo. Nine patents in total were asserted: two against Vibe, four against Alto and three against Velo. On 5 January 2021, Altria filed an Amended Complaint adding Modoral Brands Inc. as a defendant with respect to the Velo product claims. The plaintiffs have sought damages but have not to date sought preliminary or permanent injunctions. A claim construction hearing was held on 28 April 2021, and the court issued its claim construction ruling on 12 May 2021. All asserted patent claims against Vibe and Velo as well as one of the four patents asserted against Alto were dropped prior to trial, leaving three patents asserted against Alto for trial. Trial was held from 29 August 2022 to 7 September 2022. The jury found infringement by all accused products and awarded approximately US$95 million (approximately £79 million) in damages. On 12 January 2023, the court denied all parties' post-trial motions. The court issued an order on Altria's motion for ongoing royalty on 27 January 2023, denying Altria's request to double the jury's awarded royalty rate for post-trial sales and setting the royalty rate applicable to post-trial sales to the jury's awarded rate of 5.25%. Altria did not request entry of an injunction and has stipulated it will not enforce the monetary judgment until appeals are exhausted.

90.On 9 April 2020, RAI Strategic Holdings, Inc. and RJR Vapor commenced an action in the U.S. District Court for the Eastern District of Virginia against Altria Client Services LLC, Philip Morris USA, Inc., Altria Group, Inc., Philip Morris International, Inc., and Philip Morris Products S.A. (collectively, Philip Morris) for infringement of six patents based on the importation and commercialization within the United States of IQOS. On 8 May 2020 and 12 June 2020, Philip Morris filed Inter Partes Review (IPR) petitions in the U.S. Patent Office challenging the validity of each of the six patents asserted. On 29 June 2020, Philip Morris asserted counterclaims alleging that RJR Vapor infringes five patents. On 24 November 2020, the court issued a claim construction order that determined that each disputed term would have its plain and ordinary meaning. On 4 December 2020, the magistrate judge issued an order staying RJR Vapor and Philip Morris’s patent claims pending a decision by the U.S. Patent Office regarding whether to proceed with the IPRs. Trial on the Altria and Philip Morris patents began on 8 June 2022. Shortly before trial, Philip Morris dropped its claims to one patent and the Altria entities dismissed their claims relating to two patents, which left two Philip Morris patents at issue in the trial. On 15 June 2022, the jury found that RJR Vapor's Alto product infringed two claims in one patent and that its Solo product infringed three claims of the other patent. The jury awarded damages of US$10,759,755 (approximately £8,944,846), which was supplemented by the Court to a total of US$14,062,742 (approximately £11,690,699) to account for additional sales of Solo and Alto through the date of judgment and interest. Philip Morris has requested entry of a permanent injunction barring sale of the Alto and Solo products and a hearing was held on 4 November 2022. A decision on Philip Morris's request for permanent injunction is expected imminently. RJR Vapor intends to appeal the jury verdict after the Court has issued its decision on Philip Morris's request for an injunction. The RJR Vapor offensive patent case remains stayed pending (i) an appeal by Philip Morris to the Federal Circuit in relation an exclusion order granted against Philip Morris by the International Trade Commission based on the relevant patents, and (ii) the decisions in IPRs commenced by Philip Morris against the relevant patents at the U.S. Patent Office.
91.On 27 November 2020 Philip Morris filed a complaint before the Regional Court Mannheim in Germany against British American Tobacco (Germany) GmbH (BAT Germany) alleging that the sale, offer for sale and importation of Vype ePod products infringes a patent. Philip Morris is seeking an injunction, a recall of product from commercial customers and a declaratory judgment for damages. The trials of this action took place on 15 June 2021 and 9 November 2021. A decision on the matter was promulgated on 30 November 2021. The decision dismissed the complaint in its entirety. On 28 December 2021, Philip Morris lodged an appeal against this decision before the Higher Regional Court Karlsruhe. A date has not yet been set for the appeal hearing.
92.On 11 December 2020 Philip Morris filed a complaint before the Regional Court Dusseldorf in Germany against BAT Germany alleging that the sale, offer for sale and importation of the glo TABAK HEATER and neo STICK products infringe a patent. Philip Morris is seeking an injunction, a recall of product from commercial customers and a declaratory judgment for damages. The trial of this action took place on 30 November 2021. The court promulgated its decision on 21 December 2021 and decided that the above-mentioned products infringe the patent. The decision was appealed by BAT Germany on 21 December 2021 to the Higher Regional Court Dusseldorf. The oral hearing of these appeal proceedings took place on 24 November 2022. On 15 December 2022, the Higher Regional Court Dusseldorf reversed the trial court decision and dismissed Philip Morris’s complaint in its entirety. In addition, the Higher Regional Court Dusseldorf did not grant a further appeal to the German Supreme Court (Bundesgerichtshof (BGH)). PMI filed a motion for leave of appeal with the BGH, which is why the decision of the Higher Regional Court Dusseldorf is not yet final.
93.On 14 December 2020, Modoral Brands Inc. (Modoral) filed a complaint in the U.S. District Court for the District of Delaware against Pinkerton Tobacco Co., LP, Swedish Match North America LLC, and NYZ AB (collectively Swedish Match) seeking a declaratory judgment that the importation, manufacture, use, and/or sale of certain Modoral Velo products that Modoral acquired from Dryft Sciences does not infringe a Swedish Match patent or its trade secrets. On 3 June 2021, the case was transferred to the U.S. District Court for the Central District of California. On 13 July 2021, Swedish Match and Helix Innovations GmbH filed counterclaims against Modoral for infringement of the patent and misappropriation of trade secrets arising out of the manufacture, use, and sale of Modoral’s Velo product. On 15 December 2021, the court entered a Markman Order finding that the patent distinguishes a nicotine complex from the claimed ‘nicotine salt,’ and more specifically, affirmatively excluding the nicotine polacrilex complex used in the accused Velo product from the claimed invention because it is 'not a nicotine salt'. Swedish Match agreed to a joint stipulation and request for entry of judgment of non-infringement for all of the asserted claims of the '908 patent, which the Court granted on 19 January 2022. Trial on Swedish Match’s trade secret misappropriation claims is scheduled to begin on 13 February 2023.
Mozambican IP Litigation
94.On 19 April 2017, Sociedade Agrícola de Tabacos, Limitada (SAT) (a BAT Group company in Mozambique) filed a complaint to the National Inspectorate for Economic Activities (INAE), the government body under the Ministry of Industry and Trade, regarding alleged infringements of its registered trademark (GT) by GS Tobacco SA (GST). INAE subsequently seized the allegedly infringing products (GS cigarettes) and fined and ordered GST to discontinue manufacturing products that could infringe SAT’s intellectual property rights. Following INAE’s decision, in July 2017 and March 2018, SAT sought damages via the Judicial Court of Nampula, from GST in the amount of MZN 46,811,700 (approximately £607,156) as well as a permanent restraint order in connection with the manufacturing and selling of the allegedly infringing products. The Judicial Court of Nampula (Tribunal Judicial de Nampula) granted the order on an interim basis on 7 August 2017. After hearing the parties, on 5 September 2017, the court found that no alleged infringement by GST had occurred and removed the interim restraint order, this decision was appealed by SAT and is currently pending a decision. GST filed an application for review against INAE’s initial decision directly to the Minister of Trade and Industry, which reversed the decision of INAE. On 31 December 2018, SAT was notified of GST’s counterclaim against SAT at the Judicial Court of Nampula for damages allegedly sustained as a result of SAT’s complaint to INAE (and INAE’s decision). GST is seeking damages in the amount of approximately MZN 14.5 billion (approximately £188.2 million). On 31 January 2019 SAT filed a formal response to the counterclaim. GST was notified on 28 February 2019 to file a response to SAT's formal response to the counterclaim and the judge scheduled the preliminary hearing for 14 March 2019. This hearing was adjourned and was held on 2 April 2019, when the court heard arguments on the validity of GST’s counterclaim. On 2 September 2019, SAT received notification of an order which provided that (i) SAT’s claim had been dismissed by the court; and (ii) the GST counterclaim would proceed to trial. On 9 September 2019 SAT responded to the order by appealing the dismissal of the SAT claim. Additionally, SAT made an interlocutory application in the counterclaim proceedings to challenge certain questions posed by the judge, on the basis that the responses may be used as evidence at trial. SAT was notified in December 2021 that the trial of the counterclaim was to take place on 24 February 2022. SAT subsequently submitted a complaint related to that trial to the court, on the basis that prior to any further step being taken in relation to the trial the process should be submitted to the superior court for analysis, as per the appeals previously submitted in the proceedings. SAT’s complaint has been appreciated favorably and the process will be remitted to the superior court. Trial has not taken place.
Malawi Group Action
95.In December 2020, the Company and British American Tobacco (GLP) Limited (GLP) were named as defendants in a claim made in the English High Court by around 7,500 Malawian tobacco farmers and their family members. The claim also names Imperial Brands plc and five affiliates as defendants. The claimants allege they were subjected to unlawful and exploitative working conditions on tobacco farms from which it is alleged that the defendants indirectly acquire tobacco. They seek unquantified damages (including aggravated and exemplary damages) for the torts of negligence and conversion and unquantified personal and proprietary remedies for restitution of unjust enrichment. They also seek an injunction to restrain the commission of further torts of conversion or negligence by the defendants. The defendants had an application to strike out the claims dismissed in a judgment dated 25 June 2021. In January 2022, the Company and GLP were served with a similar claim by around a further 3,500 claimants. The Company and GLP intend vigorously to defend the claims.
Qatar Customs Authority Claims
96.On 12 November 2020, British American Tobacco Middle East W.L.L (formerly British American Tobacco Middle East SPC) (BAT ME), along with its distributor in Qatar, Ali Bin Ali Establishment (ABA), filed a case before the Qatar Court of First Instance which challenged a decision of Qatar's General Authority of Customs dated 16 August 2020 ordering ABA to pay two amounts arising from unrelated circumstances, one of which totalled QAR 160,531,588 (approximately £36.6 million) in customs duties and penalties in relation to 27 consignments of cigarettes imported into Qatar by ABA. On January 7, 2021, BAT arranged for a bank guarantee covering the QAR 160,531,588 claimed by the General Authority of Customs to be issued to the General Authority of Customs. That bank guarantee was subsequently liquidated by the General Authority of Customs. On 14 February 2021, the General Authority of Customs issued a new order that repeated (and addressed only) its demand that ABA pay QAR 160,531,588 in customs duties and penalties in relation to the same 27 consignments of cigarettes imported into Qatar by ABA. On 19 May 2021, BAT ME and ABA filed a second case before the Qatar Court of First Instance which challenges the decision of Qatar’s General Authority of Customs dated 14 February 2021. On 28 October 2021, the Court of First Instance dismissed both cases filed by BAT ME and ABA on the grounds the cases were not timely filed. In December 2021, BAT ME and ABA appealed to the Court of Appeal the decisions of the Court of First Instance in both cases. ABA can only have liability under one case not both, so its maximum liability is QAR 160,531,588, not twice that amount. BAT ME and ABA strongly asserted that the additional customs duty and penalties imposed by the Qatar Customs Authority are inconsistent with applicable law. Nonetheless, BAT ME and ABA decided not to continue contesting the orders of the General Authority of Customs for ABA to pay QAR 160,531,588. Accordingly, BAT ME and ABA submitted requests to the Court of Appeal in both cases to withdraw their appeals. On 6 April 2022, the Court of Appeal ordered the withdrawal of the appeals irrevocably ending the two cases. As a result, the General Authority of Customs will keep the QAR 160,531,588 proceeds of the liquidated bank guarantee. BAT ME has no further potential liability in respect of the two cases.
Saudi Arabia Customs Claim
97.On 25 January 2021, Walid Ahmed Mohammed Al Naghi for Trading Establishment (Al Naghi), a former distributor for the Group’s operating companies in the Middle East, filed a claim in the Commercial Court in Jeddah, Saudi Arabia, seeking SAR 2,105,356,121 (approximately £466 million) for reimbursement of funds allegedly due under contract. Al Naghi did not formally name any Group entity as a defendant in the claim. The claim was dismissed orally by the Court on 9 February 2021. On 20 April 2021, Al Naghi filed a new claim in the Jeddah Commercial Court against BAT UKE demanding that BAT UKE reimburse Al Naghi in the amount of SAR 2,105,356,121 allegedly paid by Al Naghi to the customs authorities in customs dues. On 16 June 2021, the Court of First Instance issued a judgment dismissing the claim against BAT UKE on the ground that BAT UKE lacks legal standing to be sued. On 22 August 2021, Al Naghi filed an appeal against the Court of First Instance judgment. On 15 November 2021, the Appellate Court remanded the case to the lower Court in order for the lower Court to join BAT entities in Bahrain and UAE, which Al Naghi had wrongly claimed on appeal to be branches of BAT UKE. The lower Court tried to summon the Bahrain and UAE BAT entities to obtain clarifications about their status; however, said entities were not properly notified and did not appear. On 2 August 2022, the Court reversed its decision to seek clarifications from the BAT entities in Bahrain and UAE and dismissed the claim against BAT UKE for lack of legal capacity. On 29 August 2022, Al Naghi filed an appeal against the Court of First Instance judgment. On 5 December 2022, the Court of Appeal issued a judgment affirming the preliminary court's ruling dismissing Al Naghi's claim against BAT UKE. On 27 December 2022, Al Naghi filed an appeal before the Supreme Court and the appeal is still pending.
Asbestos Litigation
98.On 17 October 2022, plaintiffs in an asbestos personal injury action (Barbara Lowis and Trevor Lowis) filed a complaint in the Supreme Court of the State of New York (New York County), which names as a defendant BATUS Holdings Inc., along with various other defendants. The complaint was served on BATUS Holdings Inc. on 24 October 2022. The complaint alleges that plaintiff Barbara Lowis was exposed to the defendants’ asbestos and asbestos-containing talcum powder and cosmetics products, which allegedly caused her to develop mesothelioma, and asserts claims under state law, including for negligence, breach of warranty, strict liability, conspiracy, and fraud. Plaintiffs seek unspecified compensatory and punitive damages. BATUS Holdings Inc. filed a motion to dismiss BATUS Holdings Inc. for lack of personal jurisdiction on 18 November 2022. On 28 November 2022, plaintiffs filed an opposition to the motion and requested jurisdictional discovery. On 2 December 2022, BATUS Holdings Inc. filed a reply submission in further support of the motion, which remains pending.
99.On 13 December 2022, plaintiffs in an asbestos personal injury action (Michele Stuck and Jack Bannister, individually and as executors of the estate of Penelope Rigby) filed an amended complaint in the Supreme Court of the State of New York (New York County), which names as a defendant BATUS Holdings Inc., along with various other defendants. The complaint was served on BATUS Holdings Inc. on 28 December 2022. The complaint alleges that the decedent was exposed to the defendants’ asbestos and asbestos-containing talcum powder and cosmetics products, which allegedly caused her to develop mesothelioma, and asserts claims by the executors of her estate under state law, including for negligence, breach of warranty, strict liability, conspiracy, fraud, and wrongful death. Plaintiffs seek unspecified compensatory and punitive damages. BATUS Holdings Inc. filed a motion to dismiss BATUS Holdings Inc. for lack of personal jurisdiction on 27 January 2023.
100.On 22 December 2022, plaintiffs in an asbestos personal injury action (Marion Mannooch and Harvey Mannooch) filed a complaint in the Supreme Court of the State of New York (New York County), which names as a defendant BATUS Holdings Inc., along with various other defendants. The complaint was served on BATUS Holdings Inc. on 28 December 2022. The complaint alleges that plaintiff Marion Mannooch was exposed to the defendants’ asbestos and asbestos-containing talcum powder and cosmetics products, which allegedly caused her to develop mesothelioma, and asserts claims under state law, including for negligence, breach of warranty, strict liability, conspiracy, and fraud. Plaintiffs seek unspecified compensatory and punitive damages. BATUS Holdings Inc. filed a motion to dismiss BATUS Holdings Inc. for lack of personal jurisdiction on 27 January 2023.
101.A further three asbestos personal injury actions (Carlson, Alloway and Wolfe) naming as a defendant BATUS Holdings Inc., along with various other defendants, and alleging the respective plaintiffs sustained personal injury from exposure to the defendants’ asbestos and asbestos-containing talcum powder and cosmetics products, were filed in Washington state court (Carlson) and California state court (Alloway and Wolfe) on 4 March 2022, 25 April 2022, and 10 November 2022, respectively. Plaintiffs in these cases sought unspecified compensatory and punitive damages. BATUS Holdings Inc. filed motions to dismiss the respective complaints for lack of personal jurisdiction. The cases were subsequently voluntarily dismissed without prejudice as to BATUS Holdings Inc. by orders entered on 1 July 2022 (Carlson), 29 September 2022 (Alloway), and 17 January 2023 (Wolfe).
Cigarette Filter Litter Litigation
102.On 21 November 2022, the Mayor and City Council of Baltimore, Maryland, filed a lawsuit in the Circuit Court for Baltimore City naming the Company and RJRT, as well as Philip Morris USA, Inc., Altria Group, Liggett Group LLC and a Maryland-based distributor, as defendants. RJRT was served on 13 December 2022, and the Company received the complaint on 18 January 2023. Plaintiff, a municipality, alleges that the defendants manufactured, distributed and sold non-biodegradable cigarette filters with knowledge that consumers would discard used filters on public property owned by the plaintiff, and further alleges that the defendants failed to warn consumers of the alleged environmental impacts of littered filters. Plaintiff asserts causes of action for alleged violation of state and municipal civil and criminal anti-littering and dumping laws, trespass, strict liability and negligent design defect, public nuisance, and strict liability and negligent failure to warn. Plaintiff seeks, among other relief, unspecified damages (including punitive damages) for costs allegedly incurred removing discarded cigarette filters from public property, and for alleged damage to land and natural resources and property value diminution, along with fines under state and municipal laws.
Fox River
Background to environmental liabilities arising out of contamination of the Fox River:
103.U.S. authorities identified potentially responsible parties (PRPs), including NCR Corporation (NCR), to fund the clean-up of polluted sediments in the Lower Fox River, Wisconsin. Discharges of Polychlorinated Biphenyls (PCBs) from paper mills and other facilities operating close to the river caused that pollution. Industries’ involvement with the environmental liabilities arises out of (i) indemnity arrangements which it became party to due to various transactions that took place from the late-1970s onwards and (ii) subsequent litigation brought by NCR against Industries and Appvion Inc. (Appvion) (a former Group subsidiary) in relation to those arrangements.
104.Following substantial litigation in the United States regarding the responsibility for the costs of the clean-up operations, and enforcement proceedings brought by the U.S. Government against NCR and Appvion to ensure compliance with regulatory orders made relating to the Fox River clean-up, the District Court of Wisconsin approved (on 23 August 2017) a form of settlement with the U.S. Government known as a Consent Decree.
105.The principal terms of that Consent Decree, in summary, are:
a)    NCR is obliged to perform and fund all of the remaining Fox River remediation work by itself.
b)    The U.S. Government enforcement proceedings were settled, with NCR having no liability to meet the U.S. Government’s claim for costs it had incurred in relation to the clean-up to date, a secondary responsibility to meet certain future costs, and no liability to the U.S. Government for natural resource damages (NRDs).
c)    NCR ceased to pursue its contribution claims against the other PRPs and in return received contribution protection preventing other PRPs from pursuing their contribution claims against NCR and existing claims for contribution being dismissed by order of the Court. NCR does, however, have the right to reinstate its contribution claims if the other PRPs decide to continue to pursue certain contractual claims against NCR.
d)    Appvion also agreed to cease pursuance of claims against the other PRPs, subject to retention of the right to reinstate its claims if the other PRPs decide to continue to pursue certain claims against Appvion.
106.A cost breakdown filed in support of the motion to approve the Consent Decree estimates the total Fox River clean-up costs (including NRDs) to be US$1,346 million (approximately £1,119 million).
107.A further Consent Decree between the U.S. Government, P.H. Glatfelter Company and Georgia-Pacific Consumer Products LP (Georgia-Pacific), approved by the Wisconsin District Court on 14 March 2019, concluded all remaining litigation relating to the Fox River. In November 2019, an arbitral tribunal awarded approximately US$10 million (approximately £8.3 million) to the remediation contractor engaged by a limited liability company formed by NCR and Appvion to perform the Fox River clean-up operation. NCR has stated (in its 2021 Annual Report on Form 10-K) that its indemnitors and co-obligors were responsible for the majority of the award, with its own share being approximately 25%.
108.On 3 October 2022, the United States Environmental Protection Agency issued a Certificate of Completion in respect of remedial action for the Lower Fox River.
Industries’ involvement with environmental liabilities arising out of the contamination of the Fox River:
109.NCR's position is that, under the terms of a 1998 Settlement Agreement between it, Appvion and Industries, and a 2005 arbitration award, Industries and Appvion had a joint and several obligation to bear 60% of the Fox River environmental remediation costs imposed on NCR and of any amounts NCR has to pay in respect of other PRPs’ contribution claims. BAT has not acknowledged any such liability to NCR and has defences to such claims.
110.Until May 2012, Appvion and Windward Prospects Limited (Windward) (another former Group subsidiary) paid a 60% share of the clean-up costs incurred by NCR. Industries was never required to contribute. Around that time, Appvion refused to continue to pay clean-up costs, NCR therefore demanded that Industries pay a 60% share of those costs. Industries commenced proceedings against Windward and Appvion seeking confirmation of indemnities provided to Industries in respect of any liability it might have to NCR (the English Indemnity Proceedings) pursuant to a 1990 de-merger agreement between those parties.
Funding Agreement of 30 September 2014
111.On 30 September 2014, Industries entered into a Funding Agreement with Windward, Appvion, NCR and BTI 2014 LLC (BTI) (a wholly owned subsidiary of Industries). Pursuant to the Funding Agreement, the English Indemnity Proceedings (and a related counterclaim) and NCR-Appvion arbitration were discontinued as part of an overall agreement providing a framework through which the parties would together fund the ongoing costs of the Fox River clean-up.
112.Under the Funding Agreement, NCR has agreed to accept funding by Industries at the lower level of 50% of the ongoing clean-up related costs of the Fox River (rather than the 60% referenced above). This remains subject to an ability to litigate at a later stage the extent of Industries’ liability (if any) in relation to Fox River clean-up related costs (including in respect of the 50% of costs that Industries has paid under the Funding Agreement to date). Additionally, Windward has contributed US$10 million (approximately £8.3 million) of funding. Appvion has contributed US$25 million (approximately £20.8 million) for Fox River and agreed to contribute US$25 million (approximately £20.8 million) for the Kalamazoo River (see further below). Appvion entered Chapter 11 bankruptcy protection on 1 October 2017.
113.The parties also agreed to cooperate in order to maximise recoveries from certain claims made against third parties, including (i) a claim commenced by Windward in the High Court of England & Wales (the High Court) against Sequana S.A. (Sequana) and the former Windward directors (the Windward Dividend Claim), assigned to BTI under the Funding Agreement, and which relates to dividend payments made by Windward to Sequana of around €443 million (approximately £393 million) in 2008 and €135 million (approximately £119.8 million) in 2009 (the Dividend Payments) and (ii) a claim commenced by Industries directly against Sequana to recover the value of the Dividend Payments alleging that the dividends were paid for the purpose of putting assets beyond the reach of Windward’s creditors (including Industries) (the BAT section 423 Claim) (together, the Sequana Proceedings).
114.The High Court heard the Windward Dividend and BAT section 423 Claims and handed down its judgment on 11 July 2016. The court upheld the BAT section 423 Claim and, by way of a consequentials judgment dated 10 February 2017, ordered that Sequana pay to BTI an amount up to the full value of the 2009 Dividend plus interest, equating to around US$185 million (approximately £153.8 million). The Court dismissed the Windward Dividend Claim.
115.The parties pursued cross appeals on the judgment, during which time Sequana was granted a stay in respect of the above payments. That stay was lifted in May 2017, three months after Sequana had entered into an insolvency process in France seeking court protection. On 15 May 2019, the Nanterre Commercial Court made an order placing Sequana into formal liquidation proceedings. To date, Sequana has made no payments to Industries. On 6 February 2019 the Court of Appeal gave judgment upholding the High Court’s findings, with one immaterial change to the method of calculating the damages awarded. Sequana therefore remains liable to pay approximately US$185 million (approximately £153.8 million). Because of Sequana’s ongoing insolvency process, execution of that judgment is stayed. Sequana is also liable to pay around £10 million in costs to Industries.
116.BTI was subsequently granted permission to appeal to the Supreme Court in respect of the Windward Dividend Claims. The hearing of its appeal took place on 4 and 5 May 2021. On 5 October 2022, the Supreme Court handed down its judgment, dismissing BTI's appeal.
117.BTI has brought claims against certain of Windward’s former advisers, including Windward’s auditors at the time of the dividend payments, PricewaterhouseCoopers LLP (PwC) (which claims were also assigned to BTI under the Funding Agreement). The claim had been stayed pending the outcome of the Sequana Proceedings. Once that stay was lifted, PwC unsuccessfully applied to strike-out BTI’s claim. A hearing of this application took place in October 2019. On 15 November 2019, the court dismissed PwC’s application. BTI's claim against PwC is progressing in the High Court and the trial is expected to take place in the summer of 2024. An agreed stay is in place in respect of BTI’s separate assigned claim against Freshfields Bruckhaus Deringer.
118.The sums Industries has paid under the Funding Agreement are subject to the reservation as set out in paragraph 112 above and ongoing adjustment. Clean-up costs can only be estimated in advance of the work being carried out and certain sums payable are the subject of ongoing U.S. litigation. In 2019, Industries paid £32 million in respect of clean-up costs. In 2020, Industries paid £2 million in respect of clean-up costs. In 2021, Industries paid a further £2 million in respect of clean-up costs. In 2022, Industries has paid an additional £1 million in respect of clean-up costs. Industries is potentially liable for further costs associated with the clean-up. Industries has a provision of £54 million which represents the current best estimate of its exposure – see note 24.
Kalamazoo
119.Georgia-Pacific, a designated PRP in respect of the Kalamazoo River in Michigan, also pursued NCR in relation to remediation costs caused by PCBs released into that river. On 26 September 2013, the Michigan Court held that NCR was liable as a PRP on the basis that it had arranged for the disposal of hazardous material for the purposes of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA).
120.Following further litigation, on 11 December 2019, NCR announced that it had entered into a Consent Decree with the U.S. Government and the State of Michigan (subsequently approved by the Michigan Court on 2 December 2020), pursuant to which it assumed liability for certain remediation work at the Kalamazoo River. The payments to be made on the face of the Consent Decree in respect of such work total approximately US$245 million (approximately £204 million). The Consent Decree also provides for the payment by NCR of an outstanding judgment against it of approximately US$20 million (approximately £16.6 million) to Georgia-Pacific.
121.The quantum of the clean-up costs for the Kalamazoo River is presently unclear. It may well exceed the amounts payable on the face of the Consent Decree.
122.NCR has informed Industries that it will look to Industries to pay 60% of any sums NCR becomes liable to pay under the Consent Decree on the asserted basis that the river constitutes a ‘Future Site’ for the purposes of the Settlement Agreement. The Funding Agreement described above does not resolve any such claims. Industries has defences to any claims made by NCR in relation to the Kalamazoo River. No such claims have yet been pursued against Industries.
123.Industries also anticipates that NCR may seek to recover from Appvion (subject to a cap of US$25 million (approximately £20.8 million)) for ‘Future Sites’ under the Funding Agreement. The basis of the recovery would be the same as any demand NCR may make on Industries. The effect of Appvion's Chapter 11 bankruptcy proceedings on its liability for Future Sites payments under the Funding Agreement is currently uncertain. If NCR is unable to obtain recovery from Appvion then NCR will seek to recover such from Industries.
124.In summary, Industries is taking active steps to protect its interests. These include preparation of all its defences, seeking to procure the repayment of the Windward dividends, pursuing the other valuable claims that are now within its control, and working with the other parties to the Funding Agreement to maximise recoveries from third parties with a view to ensuring that amounts funded towards clean-up related costs are later recouped under the agreed repayment mechanisms under the Funding Agreement.
Other environmental matters
125.Reynolds American and its subsidiaries are subject to federal, state and local environmental laws and regulations concerning the discharge, storage, handling and disposal of hazardous or toxic substances. Such laws and regulations provide for significant fines, penalties and liabilities, sometimes without regard to whether the owner or operator of the property or facility knew of, or was responsible for, the release or presence of hazardous or toxic substances. In addition, third parties may make claims against owners or operators of properties for personal injuries and property damage associated with releases of hazardous or toxic substances. In the past, RJRT has been named a PRP with third parties under CERCLA with respect to several superfund sites. Reynolds American and its subsidiaries are not aware of any current environmental matters that are expected to have a material adverse effect on the business, results of operations or financial position of Reynolds American or its subsidiaries.
Criminal investigations
126.From time to time, the Group investigates, and becomes aware of governmental authorities’ investigations into, allegations of misconduct, including alleged breaches of sanctions and allegations of corruption against Group companies. The Group cooperates with the authorities’ investigations, where appropriate. For instance, the Group is currently engaged in discussions with the DOJ and the United States Department of the Treasury’s Office of Foreign Assets Control (OFAC) regarding their investigations into suspicions of sanctions breaches to find a resolution through settlement. Based on those discussions, the Group expects any such settlements will include civil and/or criminal fines and penalties, and may also include non-monetary remedies, such as compliance requirements. Although the Group is discussing resolution of these government investigations through settlement, there can be no assurance that these discussions will be successful or, if they are, what the timing or terms of any such settlements would be. The Company has recognised a provision of £450 million (approximately US$541 million) in the first half of 2022. However, it cannot be excluded that the amount of any potential settlement with the DOJ and OFAC may vary from this amount. Separately, British American Tobacco Italia SpA has been charged with administrative offences in Florence, Italy in a case against a large number of individual and corporate defendants. This relates to potential allegations of failure to supervise or take appropriate steps to prevent alleged corruption by two (now former) employees. Any financial penalty is not thought likely to be material.
Closed litigation matters
127.The following matters on which the Company reported in the contingent liabilities and financial commitments note 31 to the Company’s 2021 financial statements have been dismissed, concluded or resolved as noted below:

Matter	Jurisdiction	Companies named as Defendants	Description	Disposition
Minnesota State Settlement Agreement	U.S.	RJRT	State Settlement Agreements - Enforcement and Validity	Settled
Texas State Settlement Agreement	U.S.	RJRT	State Settlement Agreements - Enforcement and Validity	Settled
Fuma International LLC patent litigation	U.S.	RJR Vapor	Vuse patent infringement claims	Resolved
Reynolds American dissenters' litigation	U.S.	Reynolds American Inc.	Shareholder Litigation	Final judgment of North Carolina Supreme Court (upholding Reynolds American's proposed valuation)
Rentko / Smoltino asbestos litigation	U.S.	Reynolds American, RJRT, the Company, BATUS Holdings, Inc., and British American Tobacco (Brands) Inc.	Personal Injury	Voluntary dismissal by plaintiffs
Gilbride asbestos litigation	U.S.	RJRT	Personal Injury	Voluntary dismissal by plaintiffs
Argentina Tort Law Association medical reimbursement matter	Argentina	Nobleza	Medical reimbursement	Court judgment of dismissal
General Litigation Conclusion
128.While it is impossible to be certain of the outcome of any particular case or of the amount of any possible adverse verdict, the Group believes that the defences of the Group’s companies to all these various claims are meritorious on both the law and the facts, and a vigorous defence is being made everywhere.
129.As indicated above, on 1 March 2019 the Quebec Court of Appeal released its appeal judgment. The trial judgment was largely upheld by a unanimous decision of the five-member panel including the requirement that the defendants deposit the initial deposits in their solicitors’ trust accounts within 60 days. This is the only executory aspect of the judgment. In these circumstances we are of the view that it is more likely than not that there will be an outlay and it is reasonably estimable at CAD$758 million (approximately £465 million), the amount of the initial deposit paid into court. If further adverse judgments are entered against any of the Group’s companies in any case, avenues of appeal will be pursued. Such appeals could require the appellants to post appeal bonds or substitute security (as has been necessary in Quebec) in amounts which could in some cases equal or exceed the amount of the judgment. At least in the aggregate, and despite the quality of defences available to the Group, it is not impossible that the Group’s results of operations or cash flows in any particular period could be materially adversely affected by the impact of a significant increase in litigation, difficulties in obtaining the bonding required to stay execution of judgments on appeal, or any final outcome of any particular litigation.
130.Having regard to all these matters, with the exception of the Quebec Class Actions, Fox River, and the DOJ and OFAC investigations, the Group does not consider it appropriate to make any provision in respect of any pending litigation because the likelihood of any resulting material loss, on an individual case basis, is not considered probable and/or the amount of any such loss cannot be reasonably estimated. Notwithstanding the negative decision in the Quebec Class Actions, the Group does not believe that the ultimate outcome of this litigation will significantly impair the Group’s financial condition. If the facts and circumstances change and result in further unfavourable outcomes in the pending litigation, then there could be a material impact on the financial statements of the Group. In addition, the Group accrues for damages, attorneys' fees and/or statutory interest, including in respect of certain Engle Progeny cases, certain U.S. individual smoking and health cases, the DOJ medical reimbursement/corrective statement case and the Nigeria competition investigation.
Other contingencies
131.JTI Indemnities. By a purchase agreement dated 9 March 1999, amended and restated as at 11 May 1999, referred to as the 1999 Purchase Agreement, R.J. Reynolds Tobacco Holdings, Inc. (RJR) and RJRT sold their international tobacco business to JTI. Under the 1999 Purchase Agreement, RJR and RJRT retained certain liabilities relating to the international tobacco business sold to JTI, and agreed to indemnify JTI against: (i) any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet; (ii) any liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of RJR’s or RJRT’s employee benefit and welfare plans; and (iii) any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands.
132.RJRT has received claims for indemnification from JTI, and several of these have been resolved. Although RJR and RJRT recognise that, under certain circumstances, they may have other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJRT disagree what circumstances described in such claims give rise to any indemnification obligations by RJR and RJRT and the nature and extent of any such obligation. RJR and RJRT have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later date.
133.ITG Indemnity. In the Divestiture, Reynolds American agreed to defend and indemnify, subject to certain conditions and limitations, ITG in connection with claims relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands on or before 12 June 2015, as well as in actions filed before 13 June 2023, relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands. In the purchase agreement relating to the Divestiture, ITG agreed to defend and indemnify, subject to certain conditions and limitations, Reynolds American and its affiliates in connection with claims relating to the purchase or use of ‘blu’ brand e-cigarettes. ITG also agreed to defend and indemnify, subject to certain conditions and limitations, Reynolds American and its affiliates in actions filed after 12 June 2023, relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands after 12 June 2015. ITG has tendered a number of actions to Reynolds American under the terms of this indemnity, and Reynolds American has, subject to a reservation of rights, agreed to defend and indemnify ITG pursuant to the terms of the indemnity. Reynolds American has tendered an action to ITG under the terms of this indemnity, and ITG has, subject to a reservation of rights, agreed to defend and indemnify
Reynolds American and its affiliates pursuant to the terms of the indemnity. These claims are substantially similar in nature and extent to claims asserted directly against RJRT in similar actions.
134.Loews Indemnity. In 2008, Loews Corporation (Loews), entered into an agreement with Lorillard Inc., Lorillard Tobacco, and certain of their affiliates, which agreement is referred to as the ‘Separation Agreement’. In the Separation Agreement, Lorillard agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third-party claims (including, without limitation, attorneys’ fees, interest, penalties and costs of investigation or preparation of defence), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments, and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews’ ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the separation of Lorillard and Loews (including with respect to any product liability claims). Loews is a defendant in three pending product liability actions, each of which is a putative class action. Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases. Following the closing of the Lorillard merger, RJRT assumed Lorillard’s obligations under the Separation Agreement as was required under the Separation Agreement.
135.SFRTI Indemnity. In connection with the 13 January 2016 sale by Reynolds American of the international rights to the Natural American Spirit brand name and associated trademarks, along with SFR Tobacco International GmbH (SFRTI) and other international companies that distributed and marketed the brand outside the United States, to JT International Holding BV (JTI Holding), each of SFNTC, R. J. Reynolds Global Products, Inc., and R. J. Reynolds Tobacco B.V. agreed to indemnify JTI Holding against, among other things, any liabilities, costs, and expenses relating to actions (i) commenced on or before (a) 13 January 2019, to the extent relating to alleged personal injuries, and (b) in all other cases, 13 January 2021; (ii) brought by (a) a governmental authority to enforce legislation implementing European Union Directive 2001/37/EC or European Directive 2014/40/EU or (b) consumers or a consumer association; and (iii) arising out of any statement or claim (a) made on or before 13 January 2016, (b) by any company sold to JTI Holding in the transaction, (c) concerning Natural American Spirit brand products consumed or intended to be consumed outside of the United States and (d) that the Natural American Spirit brand product is natural, organic, or additive-free. These claims settled for a total of US$4,653,009 (approximately £3,868,159) in taxes and interest.
136.Indemnification of Distributors and Retailers. RJRT, Lorillard Tobacco, SFNTC, American Snuff Co. and RJR Vapor have entered into agreements to indemnify certain distributors and retailers from liability and related defence costs arising out of the sale or distribution of their products. Additionally, SFNTC has entered into an agreement to indemnify a supplier from liability and related defence costs arising out of the sale or use of SFNTC’s products. The cost has been, and is expected to be, insignificant. RJRT, SFNTC, American Snuff Co. and RJR Vapor believe that the indemnified claims are substantially similar in nature and extent to the claims that they are already exposed to by virtue of their having manufactured those products.
137.Except as otherwise noted above, Reynolds American is not able to estimate the maximum potential of future payments, if any, related to these indemnification obligations.

138.Competition Investigations. There are instances where Group companies are cooperating with relevant national competition authorities in relation to ongoing competition law investigations and/or engaged in legal proceedings at the appellate level, including (amongst others) in the Netherlands and Nigeria. In the previously disclosed investigation by the Nigerian Federal Competition and Consumer Protection Commission into alleged violations of the Nigerian Competition and Consumer Protection Act and National Tobacco Control Act, a consent order was entered into between the FCCPC and British American Tobacco (Holdings) Limited, British American Tobacco (Nigeria) Limited and British American Tobacco Marketing (Nigeria) Limited in December 2022 terminating the investigation and associated proceedings, replacing the previous Final Order. A penalty equivalent to US$110 million will be paid in Naira in instalments, among other measures.
Tax disputes
The Group has exposures in respect of the payment or recovery of a number of taxes. The Group is and has been subject to a number of tax audits covering, amongst others, excise tax, value added taxes, sales taxes, corporate taxes, withholding taxes and payroll taxes.
The estimated costs of known tax obligations have been provided in these accounts in accordance with the Group’s accounting policies. In some countries, tax law requires that full or part payment of disputed tax assessments be made pending resolution of the dispute. To the extent that such payments exceed the estimated obligation, they would not be recognised as an expense. While the amounts that may be payable or receivable in relation to tax disputes could be material to the results or cash flows of the Group in the period in which they are recognised, the Board does not expect these amounts to have a material effect on the Group’s financial condition.
The following matters are in or may proceed to litigation:
Corporate taxes
Brazil
Profits of overseas subsidiaries. The Brazilian Federal Tax Authority has filed claims against Souza Cruz seeking to reassess the profits of overseas subsidiaries to corporate income tax and social contribution tax. The reassessments are for the years 2004 until and including 2012 for a total amount of BRL1,919 million (£302 million) to cover tax, interest and penalties.
Souza Cruz appealed all reassessments. Regarding the first assessments (2004-2006), Souza Cruz’s appeals were rejected by the ultimate Administrative Court after which Souza Cruz filed two lawsuits with the Judicial Court to appeal the reassessments. The judgment in respect of the reassessment of corporate income tax has been decided in favour of Souza Cruz by the first level of the Judicial Court and Souza Cruz is waiting to see whether the Brazilian Tax Authorities will appeal the judgment. The lawsuit appealing the social contribution tax is pending judgment in the first level of the Judicial Court. The appeal against the second assessments (2007 and 2008) was upheld at the second tier tribunal and was closed. In 2015, a further reassessment for the same period (2007 and 2008) was raised after the five-year statute of limitation which has been appealed against. Souza Cruz received further reassessments in 2014 for the 2009 calendar year and in 2015 an assessment for the 2010 calendar year. Souza Cruz appealed both the reassessments in full. In December 2016, assessments were received for the calendar years 2011 and 2012 which have also been appealed.
Rio de Janeiro VAT Incentives. The Brazilian Federal Tax authority has challenged the treatment of Rio de Janeiro VAT incentives. In October 2021, in respect of the 2016-2021 calendar years, the authorities position was upheld at the lower Judicial Court. Souza Cruz has appealed in full against the Judgment. The maximum exposure from 2016 is BRL 833 million (£131 million) including potential interest and penalties.
Netherlands
The Dutch tax authority has issued a number of assessments on various issues across the years 2003-2016 in relation to various intra-group transactions. The assessments amount to an aggregate net potential liability across these periods of £1,221 million covering tax, interest and penalties. The Group has appealed against the assessments in full. The case is being dealt with in two separate trials. The first trial deals with assessments for periods from 2008-2013 (with an aggregate potential net liability of £285 million). A separate trial will cover the periods from 2014-2016 (with an aggregate potential net liability of £936 million). In relation to the periods from 2008-2013 at an initial trial, the District Court of North Holland issued judgments on 17 October 2022, resulting in findings against the Group on a number of issues. All these judgments have been appealed to the High Court.
The Group believes that its companies have meritorious defences in law and fact in each of the above matters and intends to pursue each dispute through the judicial system as necessary. The Group does not consider it appropriate to make provision for these amounts nor for any potential further amounts which may be assessed in relation to these matters in subsequent years.
Indirect and other taxes
Bangladesh
In 2017, the National Board of Revenue (NBR) passed a discriminatory special order fixing BDT 27 for local brands and BDT 35 for foreign brand cigarettes. After NBR passed the special order, it was highlighted to the Government that it was against the principles of foreign direct investment and against WTO practice. Subsequently, the Finance Minister directed that no action should be taken in this regard until the different issues raised were finalised. Later in 2018, the special order itself was repealed. AKTC (a local Bangladeshi tobacco manufacturer) filed a case against NBR to get a direction from the Court to implement the special order and reserve low segment for local industries. The judgment in the AKTC case was passed by the High Court Division verbally on 21 September 2020. The judgment revived the discriminatory regime of VAT and Supplementary Duty (SD) between local and international/imported brands for the fiscal year 2017 - 2018. In light of the judgment, the Large Taxpayers’ Unit (LTU) of National Board of Revenue by a notice asked BATB to show cause as to why BATB believed it should not be liable to pay £210 million as unpaid VAT and SD. Challenging the judgment, BATB filed and moved an appeal (known as the Civil Miscellaneous Petition for Leave to Appeal) before the Appellate Division of the Supreme Court of Bangladesh and the judgment was subsequently stayed.
On 20 December 2020, BATB filed a Civil Petition for Leave to Appeal as directed by the Appellate Division Judge in Chamber. The judgment passed by the High Court Division will continue to remain stayed while the appeal remains pending at the Appellate Division of the Supreme Court of Bangladesh. It is anticipated that the appeals admission hearing date may be fixed for February or March 2023.
Egypt
Until 28 September 2022 and 4 December 2022, respectively, British American Tobacco Egypt LLC (BAT Egypt) was subject to two civil cases concerning the imposition of sales tax on low-price category brands brought by the Egyptian tax authority for £88 million, one case pertaining to the period May 2008 to February 2009, and the second case pertaining to the period March 2009 to June 2010. Court-appointed experts filed reports in both cases. Management believes the tax claims are unfounded and challenged both claims. In May 2021, a judgment was issued in the second of the two cases which acquitted BAT Egypt from all amounts related only to the period from March 2009 to October 2009. An appeal was submitted to the Supreme Administrative Court to extend the acquittal to the rest of the disputed period. A judgment in the first claim was not issued.
In June 2022, following the business decision to exit the Egyptian market, BAT Egypt entered into an arrangement with the Tax Authority to fully and finally settle the outstanding claims and take advantage of a tax amnesty scheme introduced into the market which provided for a 65% reduction on the penalties claimed in the event payment of the principal was made in full, which amounts to EGP 1.183 billion (£50 million). Following this agreement with the Tax Authority, applications were made to the court to abandon the pending court cases, and the proceedings are now formally closed since 28 September 2022 and 4 December 2022, respectively.
South Korea
In 2016, the Board of Audit and Inspection of Korea (BAI) concluded its tax assessment in relation to the 2014 year-end tobacco inventory, and imposed additional national excise, local excise, VAT taxes and penalties. This resulted in the recognition of a KRW80.7 billion (approximately £50 million) charge by Group subsidiaries, Rothmans Far East B.V. Korea Branch Office and BAT Korea Manufacturing Ltd. Management deems the tax and penalties to be unfounded and has appealed to the tax tribunal against the assessment. On grounds of materiality and the likelihood of the tax and penalties being reversed in future, the Group classified the tax and penalties charge as an adjusting item in 2016.
On 23 August 2019, the trial court ruled in favour of Rothmans Far East B.V. Korea Branch Office on KRW6.7 billion (approximately £4 million), the VAT portion of the assessment. The Korean government appealed the ruling on 16 September 2019. On 16 April 2021 the Court of Appeals affirmed the ruling of the Trial Court. The government immediately appealed to the Supreme Court and the Supreme Court also affirmed the ruling of the Appeals Court on 26 August 2021. On 16 September 2021, Rothmans Far East B.V. Korea Branch Office duly received the amount litigated (VAT portion) including statutory interests (note 6). Appeals on the other elements of the assessment are still pending at Appeals Court.
Commitments in relation to service contracts, non-capitalised leases
The total future minimum payments under non-cancellable service contracts based on when payments fall due:

	2022 £m	2021 £m
Service contracts
Within one year	45	41
Between one and five years	66	81
Beyond five years	—	5
	111	127
Financial commitments arising from short-term leases and leases of low-value assets that are not capitalised under IFRS 16 Leases are £30 million (2021: £7 million) for property and £50 million (2021: £19 million) for plant, equipment and other assets.